UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

LIGHTPATH TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 19, 2014

Dear LightPath Stockholder:

I am pleased to invite you to the Annual Meeting of the Stockholders of LightPath Technologies, Inc. The meeting will be held on Thursday, January 29, 2015 at 11:00 a.m. EST at the Hyatt Regency Orlando International Airport Hotel. The address is 9300 Airport Boulevard, Orlando, FL 32827.

At the meeting, you and the other stockholders will be asked to elect directors, approve the adoption of the proposed 2014 Employee Stock Purchase Plan, as successor to our 2004 Employee Stock Purchase Plan, approve an amendment to our Amended and Restated Omnibus Incentive Plan to increase the shares available for future grants under the plan, approve an amendment to our Certificate of Incorporation to remove the limitation on the maximum size of the board of directors, and ratify our independent auditor. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions.

Your vote is important, even more so this year, because the approval to amend our Certificate of Incorporation to remove the limitation on the maximum size of the board of directors requires approval of 85% of the shares entitled to vote.

The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting. Other detailed information about LightPath and its operations, including its audited financial statements, are included in our Annual Report on Form 10-K, a copy of which is enclosed. We urge you to read and consider these documents carefully.

We hope you can join us at the meeting. Whether or not you expect to attend, please read the enclosed Proxy Statement, mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. Your vote is important, so please return your proxy card promptly.

Sincerely,

Robert Ripp
Chairman of the Board

2603 Challenger Tech Court, Suite 100 * Orlando, Florida USA 32826 * 407-382-4003

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, January 29, 2015

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of LightPath Technologies, Inc., a Delaware corporation. The meeting will be held on Thursday, January 29, 2015 at 11:00 a.m. EST at the Hyatt Regency Orlando International Airport Hotel located at 9300 Airport Boulevard, Orlando, Florida 32827. The purpose of the Annual Meeting is to vote on the following:

1.	To elect Class III directors to the Company’s Board of Directors;

2.	To approve the adoption of the 2014 Employee Stock Purchase Plan (the “ESPP”), as successor to the Company’s 2004 Employee Stock Purchase Plan (the “2004 ESPP”);

3.	To approve an amendment to the Company’s Amended and Restated Omnibus Incentive Plan (the “Plan”) to increase the shares available for future grants under the Plan by 1,200,000 shares;

4.	To approve an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to remove the limitation on the maximum size of the Board of Directors;

5.	To ratify the selection of Cross, Fernandez & Riley LLP as the Company’s independent public accountant; and

6.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on December 2, 2014 will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. You may attend the Annual Meeting and vote in person even if you have previously voted by proxy. Please note, if a broker holds your shares of record, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

J. James Gaynor
President & Chief Executive Officer
Orlando, Florida
December 19, 2014

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held January 29, 2015

This proxy statement, and the enclosed proxy card, is solicited by the Board of Directors of LightPath Technologies, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Thursday, January 29, 2015 at 11:00 a.m. EST, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 11:00 a.m. EST at the Hyatt Regency Orlando International Airport Hotel located at 9300 Airport Boulevard, Orlando, Florida 32827.

References in this proxy statement to “LightPath”, “we”, “us”, “our”, or the “Company” refers to LightPath Technologies, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 29, 2015.

This proxy statement, the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended on June 30, 2014, are all available on our website at www.lightpath.com. With respect to the Annual Meeting and all of our future stockholder meetings, please contact Dorothy Cipolla at 1-800-472-3486 ext. 305, or dcipolla@lightpath.com to request a copy of the proxy statement, annual report or proxy card or to obtain directions to such meeting.

Why am I receiving these materials?

A proxy statement is a document the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Robert Ripp, Chairman of the Board of Directors, as proxy for the Annual Meeting.

You are receiving this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

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We intend to mail this proxy statement and accompanying proxy card on or about December 19, 2014 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on December 2, 2014 will be entitled to vote at the Annual Meeting. On this record date, there were 14,297,166 shares of Class A common stock (our only class of common stock) outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on December 2, 2014 your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted. Even if you complete and return your proxy card, you may still vote in person if you are able to attend the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on December 2, 2014 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of one Class III director to our Board of Directors; (ii) the approval of the adoption of the ESPP, as successor to our 2004 ESPP; (iii) the approval of an amendment to the Plan to increase the number of shares available for future grants under the Plan by 1,200,000 shares; (iv) the approval of an amendment to the Certificate of Incorporation to remove the limitation on the maximum size of our Board of Directors; and (v) the ratification of the selection of Cross, Fernandez & Riley LLP as independent auditor.

A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

Why is it important for me to vote?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent public accountant under Item No. 5 is a “discretionary” matter. The election of directors under Item No. 1, the approval of the adoption of the ESPP under Item No. 2, the approval of an amendment to the Plan to increase the shares available for future grants under the Plan under Item No. 3, and the approval of an amendment to the Certificate of Incorporation to remove the limitation on the maximize size of the Board of Directors under Item No. 4, are “non-discretionary” matters.

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What are my voting choices for each of the items to be voted on at the Annual Meeting?

Item No.	Voting Choices and Board Recommendation
Item 1: Election of Director Nominee	• Vote “For” the nominee listed • Vote “Withhold” to withhold your vote for the nominee listed The Board recommends voting “For” the nominee listed.
Item 2: Approve the adoption of the ESPP	• Vote “For” the approval of the ESPP • Vote “Against” the approval of the ESPP • Abstain from voting on this item The Board recommends voting “For” the approval of the ESPP.
Item 3: Approve the amendment to the Plan to increase the number of shares available under the Plan by 1,200,000 shares

•         Vote “For” the approval of the amendment to the Plan

•         Vote “Against” the approval of the amendment to the Plan

•         Abstain from voting on this item

The Board recommends voting “For” the approval of the amendment to the Plan.

Item 4: Approve the amendment to the Certificate of Incorporation to remove the limitation on the maximum size of our Board of Directors

•         Vote “For” the approval of the amendment to the Certificate of Incorporation

•         Vote “Against” the approval of the amendment to the Certificate of Incorporation

•         Abstain from voting on this item

The Board recommends voting “For” the approval of the amendment to the Certificate of Incorporation.

Item 5 Ratification of the appointment of Cross, Fernandez & Riley LLP as our independent public accountant

•         Vote “For” the ratification of the appointment

•         Vote “Against” the ratification of the appointment

•         Abstain from voting on this item

The Board recommends voting “For” the ratification of the appointment of Cross, Fernandez & Riley LLP as our independent public accountant.

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How do I vote?

You may vote your shares as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card.

•                     To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•                     To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of December 2, 2014.

What if I return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

•	FOR the nominee listed under Item No. 1;
•	FOR the approval of the adoption of the ESPP, as successor to the Company’s 2004 ESPP under Item No. 2;

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•	FOR the approval of an amendment to our Plan to increase the number of shares available for grant under the Plan by 1,200,000 shares under Item No. 3;
•	FOR the approval of an amendment to the Certificate of Incorporation to remove the limitation on the maximum size of the Board of Directors under Item No. 4; and
•	FOR the ratification of Cross, Fernandez & Riley LLP, as our independent public accountant under Item No. 5.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are LightPath stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 or by calling Investor Relations at 407-382-4003, ext. 314. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

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Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

•                     completing, signing and submitting a new proxy card with a later date;

•                     sending written notice of revocation to LightPath’s Secretary at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 in time for her to receive it before the Annual Meeting; or

•                     voting in person at the Annual Meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum exists if at least a majority of the issued and outstanding shares of Class A common stock entitled to vote is present at the Annual Meeting (in person or represented by proxy). On the record date, there were 14,297,166 outstanding shares of Class A common stock (including all restricted stock awards at such date) entitled to vote. Thus, 7,148,584 shares must be present at the Annual Meeting (in person or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy card or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares entitled to vote and present at the Annual Meeting (in person or represented by proxy) may adjourn the meeting to another date.

How many votes are needed to approve the items?

Item No. 1, is determined by a plurality of the votes cast at the Annual Meeting. A properly executed proxy marked “Withhold” with respect to the election of a director will not be voted with respect to the director nominee. A properly executed proxy marked “For ” will be voted with respect to the director nominee. All properly executed proxies, including those marked “Withhold” will be counted for purposes of determining whether there is a quorum.

With regard to Item No. 2, the affirmative vote of a majority of the shares represented at the Annual Meeting, in person or by proxy, that are entitled to vote is required to approve the adoption of the ESPP.

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With regard to Item No. 3, the affirmative vote of a majority of the shares represented at the Annual Meeting, in person or by proxy, that are entitled to vote is required to approve the amendment to the Plan to increase the shares available for future grants under the Plan by 1,200,000 shares.

With regard to Item No. 4, the affirmative vote of at least eight-five percent (85%) of the shares entitled to vote on this item is required to approve the amendment to the Certificate of Incorporation to remove the limitation on the maximum size of the Board of Directors.

With regard to Item No. 5, the affirmative vote of a majority of the shares represented at the Annual Meeting, in person or by proxy, that are entitled to vote is required to ratify the appointment Cross, Fernandez & Riley LLP as independent auditor of the Company.

How are abstentions and broker non-votes counted?

Abstentions: If a stockholder abstains from voting on an item, the shares are considered present and entitled to vote at the Annual Meeting. Therefore, abstentions will count toward determining whether or not a quorum is present. Under Delaware law, a proxy marked “abstain” is not considered a vote cast. Accordingly, an abstention will have no effect on the election of the director nominees under Item No. 1 as the nominees are elected by a plurality of the votes cast. Abstentions on proposals that require the affirmative vote of a majority of the shares represented at the Annual Meeting, in person or by proxy, that are entitled to vote will, in effect, be a vote against such matter. Abstentions on proposals that require the affirmative vote of at least eighty-five percent (85%) of the shares represented at the Annual Meeting, in person or by proxy, that are entitled to vote will, in effect, be a vote against such matter. Accordingly, an abstention will have the same effect as a vote against the items to be voted on under Item Nos. 2-5.

Broker Non-Votes: A broker “non-vote” occurs when a nominee/broker holding shares for a beneficial owner does not vote on a particular matter because the nominee/broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes are considered present and entitled to vote at the Annual Meeting. Therefore, broker non-votes will count toward determining whether a quorum is present. For voting purposes, a broker non-vote is not considered entitled to vote and therefore, will have the effect of reducing the absolute number, but not the percentage, of affirmative votes needed to pass Item Nos. 1-4. A broker will continue to have discretion to vote uninstructed shares on the ratification of the appointment of the independent public accountant under Item No. 5.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

When are stockholder proposals for the 2016 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and the Company’s By-laws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 before August 19, 2015, which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement, and must be in compliance with all applicable laws and regulations.

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If a stockholder wishes to present a proposal at the 2016 Annual Meeting, but the proposal is not intended to be included in the Company's proxy statement relating to the meeting, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the By-laws (the "By-law Deadline"). Under the Company’s By-laws, in order for a proposal to be timely, it must be received by the Company no later than 60 days, nor earlier than 90 days, prior to the annual meeting date. If a stockholder gives notice of such a proposal after the By-law Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

Furthermore, Rule 14a-4 under the Securities Exchange Act also establishes a different deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2016 Annual Meeting is November 4, 2015 (45 calendar days prior to the anniversary of the mailing date of this proxy statement).

If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2016 Annual Meeting. A properly submitted proposal received after the Discretionary Vote Deadline but before the By-law Deadline would be eligible to be presented at the annual meeting, however, the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

How do I get a copy of the exhibits filed with our Annual Report on Form 10-K?

A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2014, and consolidated financial statements, has been delivered to you with this proxy statement. We will provide copies of the exhibits filed with our Annual Report on Form 10-K upon written request if you are a stockholder as of the record date. Requests for such copies should be directed to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of all of our electronically filed exhibits may be reviewed and printed from the SEC website at http://www.sec.gov under the EDGAR archives section.

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ITEM NO. 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes, denoted as Class I, Class II and Class III, serving staggered three-year terms with one class elected at the annual meeting of stockholders. The current Board of Directors consists of:

Class I	Class II	Class III
Robert Ripp J. James Gaynor	Sohail Khan Dr. Steven Brueck M. Scott Faris	Louis Leeburg

The Class III directors’ term expires at this Annual Meeting. The Class II directors’ term expires at the annual meeting of stockholders proposed to be held in 2016. The Class I directors’ term expires at the annual meeting of stockholders proposed to be held in 2017.

Pursuant to the Company’s Certificate of Incorporation and By-laws, the current Board of Directors or the stockholders may nominate persons for election to the Board of Directors. The Board of Directors nominates Louis Leeburg, who is a current member of the Board of Directors, to serve as a Class III director for a term ending at the third successive annual meeting of stockholders following this Annual Meeting, or until his successor has been duly elected and qualified.

If Mr. Leeburg becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the individual named as proxy on the proxy card may exercise discretionary authority to vote for substitute nominees proposed by the Board of Directors, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board of the Directors to the number of nominees available.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR

THE ELECTION OF THE CLASS III DIRECTOR NOMINEE

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Each of our directors and officers serves until his or her successor is elected and qualified. The names and ages of our directors and officers, the years they became directors or officers, their principal occupations or employment for at least the past five years and certain of their other directorships is set forth below.

Class I Directors Robert Ripp, 73 Director (Chairman of the Board)

Mr. Ripp has served as a director of the Company since 1999 and as Chairman of the Board since November 1999. During portions of fiscal year 2002 he also served as the Company’s Interim President and Chief Executive Officer. Mr. Ripp held various executive positions at AMP Incorporated (“AMP”) from 1994 to 1999, including serving as Chairman and Chief Executive Officer from August 1998 until April 1999, when AMP was sold to TYCO International Ltd. Mr. Ripp previously spent 29 years with IBM of Armonk, New York. He held positions in all aspects of operations within IBM culminating in the last four years as Vice President and Treasurer. He retired from IBM in 1993. Mr. Ripp graduated from Iona College and received a Masters of Business Administration degree from New York University. Mr. Ripp is currently on the board of directors of Ace, Ltd., PPG Industries and Axiall Corporation, all of which are listed on the New York Stock Exchange. Mr. Ripp also serves on the Company’s Compensation and Finance Committees. Mr. Ripp’s extensive business, executive management, and financial expertise gained from various executive positions coupled with his ability to provide leadership skills to access strategic plans, business operational performance, and potential mergers and acquisitions, qualify him for service as a director of our Company.

J. James Gaynor, 63 President & Chief Executive Officer, Director	Mr. Gaynor was appointed as President, Chief Executive Officer and as a director on February 1, 2008 and prior to that served as Interim Chief Executive Officer commencing on September 18, 2007. Mr. Gaynor previously served as the Company’s Corporate Vice President of Operations since July 2006. Mr. Gaynor is also a director of LightPath Optical Instrumentation (Shanghai) Co., Ltd (“LPOI”) and LightPath Optical Instrumentation (Zhenjiang) Co., Ltd. (“LPOIZ”). Mr. Gaynor is a mechanical engineer with over 25 years business and manufacturing experience in volume component manufacturing in the electronics and optics industries. Prior to joining the Company, from August 2002 to July 2006, Mr. Gaynor was Director of Operations and Manufacturing for Puradyn Filter Technologies. Previous to that, he was Vice President of Operations and General Manager for JDS Uniphase Corporation’s Transmission Systems Division. He has also held executive positions with Spectrum Control, Rockwell International and Corning Glass Works. Mr. Gaynor holds a Bachelor of Mechanical Engineering degree from the Georgia Institute of Technology and has worked in the manufacturing industries since 1976. His experience includes various engineering, manufacturing and management positions in specialty glass, electronics, telecommunications components and mechanical assembly operations. His global business experience encompasses strategic planning, budgets, capital investment, employee development, cost reduction programs with turnaround and startup companies, acquisitions and management. Mr. Gaynor has an in-depth knowledge of the optics industry gained through over 25 years of working in various capacities in the industry and understands the engineering aspects of our business, due to his engineering background. Mr. Gaynor’s experience and knowledge is necessary to lead our Company and qualify him for service as a director.

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Class II Directors

Sohail Khan, 60 Director

Mr. Khan has served as a director of the Company since February 2005. From May 2013 to July 2014, he served as the Chief Executive Officer of Lilliputian Systems, a developer of portable power products for consumer electronics. From July 2011 to April 2013, he was the owner of K5 Innovations, a technology consulting venture. He was the President and Chief Executive Officer and a member of the board of directors of SiGe Semiconductor (“SiGe”), a leader in silicon based radio frequency front-end solutions from April 2007 until it was acquired by Skyworks Solutions Inc. in June 2011. Prior to SiGe, Mr. Khan was Entrepreneur in Residence and Operating Partner of Bessemer Venture Partners, a venture capital group focused on technology investments. From 2007 to 2012, Mr. Khan served on the board of directors for Gainspan Corporation. From 1996 to 2006, he held various executive positions with Agere Systems/Lucent Technologies ending as Executive Vice President and Chief Strategy & Development Officer of Agere Systems. Mr. Khan has also held various management positions at NEC Electronics, Intel and the National Engineering Services of Pakistan. Mr. Khan received a Bachelor of Science in Electrical Engineering from the University of Engineering and Technology in Pakistan. Additionally, he received a Masters of Business Administration from the University of California at Berkeley. Mr. Khan is currently on the board of directors of Intersil Corporation which is listed on the NASDAQ Global Select Market. Mr. Khan also serves on the Company’s Finance Committee. Mr. Khan’s experience in venture financing, specifically technology investments, is an invaluable asset Mr. Khan contributes to the Board composition. In addition, Mr. Khan’s significant experience in executive management, profit and loss management, mergers and acquisitions, and capital raising, as well as his background in engineering qualifies him for service as a director of our Company.

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Dr. Steven Brueck, 70 Director

Dr. Brueck has served as a director of the Company since July 2001. He is a Distinguished Professor, Emeritus, of Electrical and Computer Engineering and of Physics at the University of New Mexico in Albuquerque, New Mexico, which he joined in 1985. He retired in 2014 and continues his active involvement as a University of New Mexico Research Professor. He served as Director of The Center for High Technology Materials from 1986 to 2013. He is a graduate of Columbia University with a Bachelor of Science degree in Electrical Engineering and a graduate of the Massachusetts Institute of Technology where he received his Masters of Science degree in Electrical Engineering and Doctorate of Science degree in Electrical Engineering. Dr. Brueck is a fellow of The Optical Society, the Institute of Electrical and Electronics Engineers and the American Association for the Advancement of Science. Dr. Brueck serves on the Company’s Audit Committee. Dr. Brueck’s expertise in optics and optics applications, as well as his extensive forty years of research experience in optics, lasers, detectors, lithography, nonlinear optics and related fields qualify him for service as a director of our Company.

M. Scott Faris, 49 Director

Mr. Faris has served as a director of the Company since December 2011. Mr. Faris is an experienced entrepreneur with almost two decades of operating, venture-financing and commercialization experience, involving more than 20 start-up and emerging-growth technology companies. Mr. Faris is the founder and Chief Executive Officer of Aerosonix, Inc. (formerly MicroVapor Devices, LLC), a privately held developer and manufacturer of advanced medical devices since June 2013. Mr. Faris also founded the Astralis Group, a strategy advisor, in 2002 and, since 2004, Mr. Faris served as its Chief Executive Officer. Through the Astralis Group, Mr. Faris provides consulting to start-up companies. Mr. Faris was the founder and Chief Executive Officer of Planar Energy, a company that developed transformational ceramic solid state battery technology and products. Planar Energy is a spin-out of the U.S. Department of Energy’s National Renewable Energy Laboratory. Mr. Faris founded Planar Energy in June 2007 and served as its Chief Executive Officer until June 2012. From October 2004 to June 2007, Mr. Faris was a partner with Corporate IP Ventures (formerly known as MetaTech Ventures), an early stage venture fund specializing in defense technologies. From September 2001 to October 2004, Mr. Faris was the Chairman and Chief Executive Officer of Waveguide Solutions, a developer of planar optical light wave circuit and micro system products, a spin out of the University of North Carolina, Charlotte. From August 1997 to September 2001, he was a director and Chief Operating Officer of Ocean Optics, Inc., a precision-optical-component and fiber-optic-instrument spin-out of the University of South Florida. Mr. Faris was also the founder and Chief Executive Officer of Enterprise Corporation, a technology accelerator and served as a director of the Florida Seed Capital Fund and Technology Commercialization at the Center for Microelectronics Research. Mr. Farris received a Bachelor of Science degree in Management Information Systems from Penn State University in 1988. Mr. Faris is currently on the board of directors of MicroVapor Devices, LLC, Spectra Health, Inc. and Open Photonics, Inc., all of which are private companies. Mr. Faris is the current chairman of the Metro Orlando EDC. Mr. Faris also serves on the Company’s Audit Committee. Mr. Faris’s significant experience in executive management positions at various optical component companies, his experience in the commercialization of optical and opto-electronic component technology and his background in optics, technology and venture capital qualify him for service as a director of our Company.

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Class III Director

Louis Leeburg, 60 Director	Mr. Leeburg has served as a director of the Company since May 1996. Mr. Leeburg is currently a self-employed business consultant. From 1993, Mr. Leeburg has served as the senior financial advisor of The Fetzer Institute. From 1988 until 1993, he served as the Vice President for Finance of The Fetzer Institute, Inc. From 1980 to 1988, he was in financial positions with different organizations with an emphasis in financial management. Mr. Leeburg was an audit manager for Price Waterhouse & Co. until 1980. Mr. Leeburg received a Bachelor of Science degree in Accounting from Arizona State University. He is a member of Financial Foundation Officers Group and the treasurer and trustee for the John E. Fetzer Memorial Trust Fund. Mr. Leeburg also serves on the Company’s Audit and Compensation Committees. Mr. Leeburg has a broad range of experience in accounting and financial matters. His expertise gained in various roles in financial management and investment oversight for over thirty years coupled with his knowledge gained as a CPA add invaluable knowledge to our Board and qualify him for service as a director of our Company.

Executive Officers Who Do Not Serve as Directors

Dorothy Cipolla, 58 Chief Financial Officer, Secretary and Treasurer	Ms. Cipolla has served as the Company’s Chief Financial Officer, Secretary and Treasurer since February 2006. Ms. Cipolla has also served as a director of LPOI since 2006 and LPOIZ since 2013. Ms. Cipolla was Chief Financial Officer and Secretary of LaserSight Technologies, Inc., (“LaserSight”) from March 2004 to February 2006. Prior to joining LaserSight, she served in various financial management positions. From 1994 to 1999, she was Chief Financial Officer and Treasurer of Network Six, Inc., a NASDAQ-listed professional services firm. From 1999 to 2002, Ms. Cipolla was Vice President of Finance with Goliath Networks, Inc., a privately held network consulting company. From 2002 to 2003, Ms. Cipolla was Department Controller of Alliant Energy Corporation, a regulated utility. She received a Bachelor of Science degree in Accounting from Northeastern University and is a Certified Public Accountant in Massachusetts.

Alan Symmons, 42 Corporate Vice President of Engineering

Mr. Symmons has served as the Company’s Vice President of Corporate Engineering since September 2010. Previously, Mr. Symmons served as the Company’s Director of Engineering from October 2007 to September 2010. Prior to that, Mr. Symmons served as the Opto-Mechanical Manager from October 2006 to October 2007. Prior to joining LightPath, Mr. Symmons was Engineering Manager for Aurora Optical, a subsidiary of Multi-Fineline Electronix, (“MFLEX”), dedicated to the manufacture of cell phone camera modules. From 2000 to 2006, Mr. Symmons worked for Applied Image Group – Optics, (“AIG/O”), a recognized leader in precision injection molded plastic optical components and assemblies, working up to Engineering Manager. AIG/O was purchased by MFLEX in 2006. Prior to 2000, Mr. Symmons held engineering positions at Ryobi N.A., SatCon Technologies and General Dynamics. Mr. Symmons has a Bachelor of Science degree in Mechanical Engineering from Rensselaer Polytechnic Institute and a Masters of Business Administration degree from the Eller School of Management at the University of Arizona.

Meetings of the Board of Directors and its Committees

The Board of Directors has an Audit Committee, a Compensation Committee and a Finance Committee. The Board of Directors does not have a standing nominating committee. The entire Board of Directors met nine times, including telephonic meetings, during fiscal year 2014. All of the directors attended 67% or more of the meetings of the Board of Directors and the meetings held by committees of the Board of Directors on which they served. All of the then elected directors attended the 2014 Annual Meeting of Stockholders on January 30, 2014.

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It is the Company’s policy that all directors of the Company are required to make a concerted and conscientious effort to attend the Company’s Annual Meeting of the Stockholders in each year during which that director serves as a member of the Board of Directors of the Company.

Audit Committee. The Audit Committee, which consists of Dr. Steven Brueck, M. Scott Faris, and Louis Leeburg (Chairman), met four times during fiscal 2014, which meetings included discussions with management and with the Company’s independent auditors to discuss the interim and annual financial statements and the annual report of the Company, and the effectiveness of the Company’s financial and accounting functions and organization. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.lightpath.com. The Audit Committee’s responsibilities include, among others, direct responsibility for the engagement and termination of the Company’s independent accountants, overseeing the work of the accountants and determining the compensation for their engagement(s). The Board of Directors has determined that the Audit Committee is comprised entirely of independent members as defined under applicable listing standards set out by the SEC, the National Association of Securities Dealers (NASD) and the NASDAQ Capital Market (“NCM”). The Board of Directors has also determined that at least one member of the Audit Committee, Mr. Leeburg, is an “audit committee financial expert” as defined by SEC rules and qualifies as independent in accordance with the NCM rules. Mr. Leeburg’s business experience that qualifies him to be determined an “audit committee financial expert” is described above.

Compensation Committee. The Compensation Committee, which consisted of Sohail Khan, Robert Ripp (Chairman) and Louis Leeburg, met four times during fiscal year 2014. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of certain executive officers of the Company, including the Chief Executive Officer and the Chief Financial Officer, and also administers the Plan, pursuant to which incentive awards, including stock options, are granted to directors, executive officers and key employees of the Company. The Compensation Committee does not have a charter and may not delegate its authority to other persons.

The Compensation Committee is responsible for establishing, implementing and continually monitoring the Company’s compensation policies and philosophy. The Compensation Committee is responsible for determining executive compensation, including approving recommendations regarding equity awards to all executive officers of the Company. However, the Compensation Committee does rely on the annual reviews made by the Chief Executive Officer with respect to the performance of each of the Company’s other executive officers. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executive officers. In the case of the Chief Executive Officer, compensation is determined solely based on the review conducted by the Compensation Committee. Neither the Compensation Committee nor management employed any compensation consultants during fiscal year 2014.

The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board of Directors. After the Compensation Committee completes their annual review, they make recommendations to the Board of Directors regarding director compensation. For fiscal year 2014, the Board of Directors determined that the current cash and stock-based incentive compensation awarded to directors was still appropriate.

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Finance Committee. The Finance Committee, which consists of Sohail Khan (Chairman) Robert Ripp and M. Scott Faris, did not meet during fiscal year 2014. The Finance Committee reviews and provides guidance to the Board of Directors and management with respect to the Company’s significant financial policies. For fiscal year 2014, the full Board of Directors performed these functions, especially with regard to matters having to do with the Company’s financing transactions concluded throughout the fiscal year.

All current committee members are expected to be nominated for re-election to the same committees at a Board of Directors’ meeting to be held immediately following the Annual Meeting.

Nominations Process and Criteria

The Board of Directors does not consider it necessary to form a committee specifically for governance or nomination matters due to the modest scope of the Company. With respect to nomination matters, all independent directors participate in the consideration of director nominees. The Board of Directors has determined that each current director, except for Mr. Gaynor, meets the independence criteria for members of a nominating committee as set forth in the applicable rules of the NCM and the SEC. Due to the status of Mr. Gaynor as the Company’s Chief Executive Officer, he is not an independent director and may not specifically nominate anyone for Board membership nor vote on the matter of appointments to the Board of Directors.

Additionally, the Board of Directors believes it is not necessary to adopt criteria for the selection of directors. The Board of Directors believes that the desirable background of a new individual member of the Board of Directors may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors. The Board of Directors is fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including using industry contacts of the Company’s directors or professional search firms.

There were no fees paid or due to third parties in fiscal 2014 to identify or evaluate or to assist in evaluating or identifying potential nominees to the Board.

Any stockholder wishing to propose that a person be nominated for or appointed to the Board of Directors may submit such a proposal, according to the procedure described in the stockholder proposal section on page 7 of this proxy statement, to:

Corporate Secretary

LightPath Technologies, Inc.

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

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Such correspondence will be timely forwarded to the Chairman of the Audit Committee for review and consideration in accordance with the criteria described above. The independent directors will consider director candidates recommended by stockholders.

Director Independence

In accordance with NCM and SEC rules, the Board of Directors affirmatively determines the independence of each director and nominee for election as a director in accordance with guidelines it has adopted, which include all elements of independence set forth in the NCM listing standards. Based on these standards, the Board determined that each of the following non-employee directors serving during fiscal year 2014 was independent and had no relationship with the Company, except as a director and stockholder of the Company:

Robert Ripp	Steven Brueck
Sohail Khan	M. Scott Faris
Louis Leeburg

All members of the Audit and Compensation Committees are also independent. The Board of Directors approved a Code of Business Conduct and Ethics on May 3, 2004 (the “Code”). The Code applies to the Chief Executive Officer, Chief Financial Officer and senior financial officers and the entire Board of Directors. A copy of the Code is posted on the Company’s website at www.lightpath.com.

Related Transactions

The Board has not adopted a written policy for review of related party transactions. When the Company is contemplating entering into any transaction in which any related party would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction have to be presented to the full Board of Directors (other than any interested director) for approval. The discussion of the Board of Directors is documented in its minutes. A related party would include any executive officer, director, nominee or any family member of foregoing, or any beneficial owner of more than five percent owner of our common stock or any family member of the foregoing.

We entered into a Securities Purchase Agreement on April 15, 2014 with Pudong Science & Technology (Cayman) Co., Ltd. (“Pudong”), with respect to a private placement of our Class A common stock. The Securities Purchase Agreement was subsequently amended (as amended, the “SPA”) and assigned by Pudong to an affiliate, Pudong Science & Technology Investment (Cayman) Co., Ltd. (“Pudong Investment”). At the time we entered into the SPA, Pudong was a stockholder beneficially owning greater than 5% of our Class A common stock. Based on Pudong Investments’ current beneficial ownership percentage and assuming the final per share purchase price equals the initial per share purchase price, we estimate that the value of the interest to be acquired by Pudong Investment could equal $1,505,790; however, this amount may increase or decrease based upon various factors.

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Board of Directors Leadership Structure and Role in Risk Oversight

Board Leadership Structure

The Company’s Board of Directors has chosen to separate the positions of Chairman and Chief Executive Officer, with Mr. Robert Ripp serving as Chairman and Mr. J. James Gaynor serving as Chief Executive Officer. As Chief Executive Officer and President, Mr. Gaynor is responsible for the day to day leadership and performance of the Company, with the Board of Directors being responsible for setting the strategic direction of the Company, as well as overseeing and advising the management of the Company. The Board of Directors believes that the current independent leadership of the Board of Directors by the Company’s non-executive Chairman enhances the effectiveness of its oversight of management and provides a perspective that is separate and distinct from that of management.

Role of the Board in Risk Oversight

Our Board of Directors is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control and report such risks, to our Audit and Finance Committees. Such risks include risks relating to execution of our growth strategy, the effects of the contracting in the global economy and general financial condition and outlook on customer purchases, component inventory supply, or ability to expand our partner network, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, inventory investment and risk of obsolescence, security of information systems and data, integration of new information systems, credit risk, product liability and costs of reliance on external advisors. The Audit or Finance Committee, as applicable, then reports such risks as appropriate to the Board of Directors. The Board of Directors initiates discussions with appropriate members of our senior management if, after discussion of such risks, the Board determines that such risks raise questions or concerns about the status of operational risks then facing the Company.

Our Board of Directors relies on our Compensation Committee to address significant risk exposures facing the Company with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession and benefit costs, and when appropriate; report these risks to the full Board.

Stockholder Communications with the Board of Directors

Stockholders and other parties interested in communicating directly with the Board of Directors, a committee of the Board of Directors, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. The Corporate Secretary will forward all appropriate communications to chairman of the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing the Company’s audited financial statements with management, discussing with the Company's independent auditors information relating to the auditors' judgments about the quality of the Company's accounting principles, recommending to the Board of Directors that the Company include the audited financial statements in its Annual Report on Form 10-K and overseeing compliance with the SEC requirements for disclosure of auditors' services and activities. At the recommendation of the Audit Committee, the Board of Directors first approved a charter for the Audit Committee on November 14, 2000, which was subsequently revised and approved by the Board of Directors on May 10, 2004.

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Review of Audited Financial Statements

The Audit Committee has reviewed the Company's financial statements for the fiscal year ended June 30, 2014, as audited by Cross, Fernandez & Riley, LLP, the Company's independent auditors, and has discussed these financial statements with management. In addition, the Audit Committee has discussed with Cross, Fernandez & Riley, LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as adopted by the Public Company Accounting Oversight Board (”PCAOB”), as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from Cross, Fernandez & Riley, LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Cross, Fernandez & Riley, LLP its independence.

Generally, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, the Board of Directors has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable rules of the NCM and the SEC, and that at least one member of the Audit Committee, Mr. Leeburg, is an “audit committee financial expert” as defined by SEC rules. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee's oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2014, be included in the Company's Annual Report on Form 10-K for such fiscal year.

Audit Committee:
Louis Leeburg, Chairman
Dr. Steven Brueck
M. Scott Faris

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 15, 2014, the number and percentage of outstanding shares of the Company's Class A common stock, owned by: (i) each director (which includes all nominees) at such date, (ii) each of the executive officers named in the Summary Compensation Table below, (iii) directors and executive officers of the Company as a group at such date, and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Class A common stock of the Company at such date. On December 15, 2014, there were 14,304,283 shares of Class A common stock issued and outstanding.

The number of shares beneficially owned by each director or executive officer is determined under SEC rules, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of December 15, 2014, through the exercise of any stock option or other right to purchase, such as a warrant. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed may include, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. The table that follows is based upon information supplied by the executive officer, directors and principal stockholders, or based upon information in Schedule 13Gs filed with the SEC.

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	Securities						Percent Owned
	Class A Common Stock						(%)
Name and Address (1)	Restricted (2)	Unrestricted	Warrants	Options	Amount of Shares of Class A Common Stock Beneficially Owned
Robert Ripp, Director	227,660	611,107	—	36,100	874,867	(3) (4)	6.0%
Louis Leeburg, Director	227,660	57,898	455	6,100	292,113	(5)	2.0%
Sohail Khan, Director	228,860	—	—	6,100	234,960	(6)	1.6%
Dr. Steven Brueck, Director	227,660	46,077	—	6,100	279,837	(7)	1.9%
M. Scott Faris, Director	126,960	—	—	—	126,960		0.9%
J. James Gaynor, President & CEO	—	46,600	228	224,000	270,828	(8)	1.9%
Dorothy Cipolla, CFO, Secretary & Treasurer	—	—	—	85,375	85,375	(9)	*
Alan Symmons, Vice President of Engineering	—	2,553	—	48,375	50,928	(10)	*
All directors and named executive officers currently holding office as a group (8 persons)

	1,038,800	764,235	683	412,150	2,215,868		14.1%

Berg & Berg Enterprises, LLC	—	2,700,330	—	—	2,700,330	(11)	18.9%
Pudong Science and Technology Investment (Cayman) Co., Ltd.	—	1,339,236	—	—	1,339,236	(12)	9.4%

*Less than 1%

Notes:

(1) Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all directors and officers is “in care of” LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, FL 32826. The address for Berg & Berg Enterprises, LLC, as filed on a Schedule 13G filed February 14, 2008, is 10050 Bandley Drive, Cupertino, CA, 94014. The address for Pudong Science and Technology Investment (Cayman) Co. Ltd., as filed on a Schedule 13G filed August 15, 2013, is 13 Building, No. 439, Chunxiao Rd., Zhangjiang High-tech Park, Pudong, Shanghai 201203, PRC.

(2) Restricted stock units awarded to our directors vest over three years. All directors have elected to defer receipt of the shares until after they leave the Board, either by reason of resignation, termination or otherwise, and, therefore these shares remain unissued. All unvested restricted stock units for directors will vest upon their resignation or termination from the Board. The amount of restricted stock above reflects both vested and unvested shares included in the restricted stock unit awards. The amounts of vested shares for each director are as follow: Mr. Ripp – 154,186, Mr. Leeburg – 154,186, Mr. Khan – 155,386, Dr. Brueck – 154,186 and Mr. Faris – 53,486.

(3) Does not include 7,812 shares of Class A common stock and warrants to purchase 15,000 shares of Class A common stock which are owned by trusts for Mr. Ripp's adult children and for which he disclaims beneficial ownership.

(4) Includes 36,100 shares of Class A common stock with respect to which Mr. Ripp has the right to acquire. Mr. Ripp holds options which are currently exercisable for an aggregate of 36,100 shares of Class A common stock.

(5) Includes 6,555 shares of Class A common stock with respect to which Mr. Leeburg has the right to acquire. Mr. Leeburg holds warrants which are currently exercisable for an aggregate of 455 shares of Class A common stock and options which are currently exercisable for an aggregate of 6,100 shares of Class A common stock.

(6) Includes 6,100 shares of Class A common stock with respect to which Mr. Khan has the right to acquire. Specifically, Mr. Khan holds options which are currently exercisable for an aggregate of 6,100 shares of Class A common stock.

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(7) Includes 6,100 shares of Class A common stock with respect to which Dr. Brueck has the right to acquire. Dr. Brueck holds options which are currently exercisable for an aggregate of 6,100 shares of Class A common stock.

(8) Includes 224,228 shares of Class A common stock with respect to which Mr. Gaynor has the right to acquire. Mr. Gaynor holds warrants which are currently exercisable for an aggregate of 228 shares of Class A common stock and options which are currently exercisable for an aggregate of 224,000 shares of Class A common stock. This amount does not include 124,000 shares of Class A common stock underlying options which remain unvested.

(9) Includes 85,375 shares of Class A common stock with respect to which Ms. Cipolla has the right to acquire. Specifically, Ms. Cipolla holds options which are currently exercisable for an aggregate of 85,375 shares of Class A common stock. This amount does not include 37,625 shares of Class A common stock underlying options which remain unvested.

(10) Includes 48,375 shares of Class A common stock with respect to which Mr. Symmons has the right to acquire. Mr. Symmons holds options which are currently exercisable for an aggregate of 48,375 shares of Class A common stock. This amount does not include 37,625 shares of Class A common stock underlying options which remain unvested.

(11) Excludes 73,233 shares of Class A common stock with respect to which Berg & Berg Enterprises, LLC (“BBE”) may have the right to acquire in the future. BBE holds warrants which would be exercisable for an aggregate of 73,233 shares of Class A common stock. However, neither BBE nor the Company is able to effect any exercise of the warrants to the extent that after giving effect to such issuance after exercise BBE would beneficially own in excess of 4.99% of the number of shares of Class A common stock outstanding immediately after giving effect to the issuance of shares issuable upon exercise warrants. Given that BBE currently holds 18.9% of the issued and outstanding share of Class A common stock, the warrants cannot be exercised.

(12) Pudong Science and Technology Investment (Cayman) Co., Ltd. is wholly owned by Shanghai Pudong Science and Technology Investment Co., Ltd., and for purposes hereof is also deemed as a beneficial owner of the shares.

There are no arrangements known to the Company which may at a subsequent date result in a change-in-control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “Reporting Persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. To the best of our knowledge, all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during the Company’s most recent fiscal year. In making these statements, the Company has relied solely on its review of copies of the reports furnished to the Company, representations that no other reports were required and other knowledge relating to transactions involving Reporting Persons.

EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives.

The Company’s compensation policy is designed to attract and retain qualified key executive officers critical to the Company’s achievement of reaching and maintaining profitability and positive cash flow, and subsequently its growth and long-term success. To attract, retain, and motivate the executives officers required to accomplish our business strategy, the Compensation Committee establishes our executive compensation policies and oversees our executive compensation practices.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of our specific annual, short-term and long-term goals, and which aligns executives’ interests with those of the stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of improving stockholder value.

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It is the objective of the Compensation Committee to have a portion of each executive officer’s compensation contingent upon the Company’s performance as well as upon the individual’s personal performance. Accordingly, each executive officer’s compensation package is comprised of two elements: (i) base salary, which reflects individual performance and expertise and (ii) bonus and long-term equity incentive awards, which are tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time. Based on the foregoing objectives, the Compensation Committee has structured compensation of our executive officers to achieve the business goals set by the Company and reward the executive officers for achieving such goals.

The Compensation Committee also evaluates our compensation program to ensure that we maintain the ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executive officers.

In accordance with the advisory “say-on-frequency” vote of our stockholders at the 2011 Annual Meeting of Stockholders, and as determined by the Board of Directors, the Company will include an advisory “say-on-pay” vote in the Company’s proxy statement every three years unless changed by the Board of Directors as a result of the next required stockholder advisory “say-on-frequency” vote, which will occur at our 2017 annual meeting of stockholders, or otherwise. The most recent “say-on-pay” advisory vote occurred at the 2014 Annual Meeting of Stockholders, at which our stockholders approved, on an advisory basis, the compensation of our executive officers.

Setting Executive Compensation.

In making compensation decisions, the Compensation Committee relies on the following:

  the annual reviews made by the Chief Executive Officer with respect to the performance of each of the Company’s other executive officers;

  the annual review conducted by the Compensation Committee with respect to the performance of the Chief Executive Officer;

  compensation paid to executive officers of other manufacturing companies similar in size and scope as the Company and its competitors; and

  the annual performance of the Company with respect to our short-term and long-term strategic plan.

There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee annually reviews information to determine the appropriate level and mix of incentive compensation when determining the Company’s executive compensation plan.

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Based on these factors, the Compensation Committee makes compensation decisions, including salary adjustments, annual bonus awards, and long-term equity incentive awards for the Company’s executive officers.

2014 Executive Compensation Components. For the year ended June 30, 2014, the principal components of compensation for executive officers were:

•	base salary; and

•	bonus and long-term equity incentive awards.

Base Salary. Base salaries are determined for each executive officer based on his or her individual qualifications and relevant experience, the strategic goals which he or she was responsible for, the compensation levels at companies which compete with the Company for business and executive talent, and other incentives necessary to attract and retain qualified management. Salary levels are reviewed annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to base salaries are based on the annual reviews conducted by the Chief Executive Officer, for all executive officers other than the Chief Executive Officer, the annual review conducted by the Compensation Committee with respect to the Chief Executive Officer and the Compensation Committee’s assessment of each individual executive’s performance. Our named executive officers received merit based pay increases to base salaries in fiscal year 2014.

Bonuses and Long-Term Equity Incentive Awards. We provide executive officers and other key employees with incentive compensation to incentivize and reward them for high performance and achievement of certain Company goals. The bonus program is designed to reward our executive officers for achieving certain financial objections tied to growth and profitability set each year by the Compensation Committee. The long-term equity incentive awards are designed to reward executive officers for achieving strategic milestones, as well as for retaining executive officers and other key employees.

Bonus Program. The fiscal 2014 bonus program had two levels of participation: (i) the “level one” participants and (ii) the “level two” participants. “Level one” participants were eligible to receive a bonus equal to 100% of their base salary, with 50% of such bonus paid in cash and the other 50% paid in stock option awards. “Level two” participants were eligible to receive a bonus equal to 75% of their base salary, with 50% of such bonus paid in cash and the other 50% paid in stock option awards.

For fiscal 2014, the Compensation Committee set three performance goals tied to the Company’s revenues, gross margin and cash flow. The maximum potential bonus payout was based on certain achievements of revenue, varying from a 25% potential bonus payment, if the Company had revenues equal to $11.2 million, to a 100% potential bonus payment, if the Company had revenues equal to $13.7 million. If the revenue performance goal was met, the amount of the bonus payout would be determined by the achievement of the gross margin and cash flow performance goals, with each performance goal tied to 50% of the bonus payout. For fiscal year 2014, the “level one” participant was Mr. Gaynor and the “level two” participants were Ms. Cipolla and Mr. Symmons. For fiscal year 2014, there was no performance-based incentive compensation for the executive officers as a result of our failure to achieve the revenue performance goal.

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Long-Term Equity Incentive Awards. The Compensation Committee has the latitude to award our executive officers, or other key employees, stock options. Stock options are awarded under the Plan. In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate. Options are awarded at the closing price of the Company’s stock on the date of the grant as determined by the NCM.

For fiscal year 2014, the Compensation Committee granted discretionary stock options to the executive officers as disclosed in the Narrative Discussion of Summary Compensation section below.

Retirement Benefits. We offer a qualified 401(k) defined contribution plan. The ability of executive officers to participate fully in this plan is limited under IRS and ERISA requirements. The 401(k) plan encourages employees to save for retirement by investing on a regular basis through payroll deductions.

Executive Compensation and Risk. Although a substantial portion of the compensation paid to our executive officers is performance-based, we believe our executive compensation programs do not encourage excessive and unnecessary risk-taking by our executive officers because these programs are designed to encourage our executive officers to remain focused on both the short-term and long-term operational and financial goals of the Company. We achieve this balance through a combination of elements in our overall compensation plans, including: elements that reward different aspects of short-term and long-term performance; incentive compensation that rewards performance on a variety of different measures; and cash awards and stock option awards, to encourage alignment with the interests of stockholders.

Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by or paid to (i) the Chief Executive Officer and (ii) the two other most highly compensated executive officers of the Company serving as executive officers at the end of fiscal year 2014, which includes the Chief Financial Officer. The Company did not have any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer of the Company as of the end of fiscal year 2014.

			Option	All Other Compensation	Total
Name and Position	Fiscal	Salary	Awards	Compensation	($)
	Year	($)	($)**	($) *
(a)	(b)	(c)	(f)	(i)	(j)
J. James Gaynor	2014	279,038	38,430	—	317,468
President & Chief Executive Officer	2013	214,616	37,385	—	252,001
Dorothy M. Cipolla	2014	190,769	11,153	—	201,922
Chief Financial Officer, Treasurer & Secretary	2013	157,385	10,081	—	167,466
Alan Symmons	2014	174,327	10,481	—	184,808
Corporate Vice President of Engineering	2013	133,538	9,409	—	142,947

Notes:

* Other Compensation, as defined by SEC rules does not include the amounts that qualify under the applicable de minimis rule for all periods presented. The de minimis rule does not require reporting of perquisites and other compensation that totals less than $10,000 in the aggregate. The nature of these compensatory items include the Company’s contribution toward the premium cost for employee and dependent medical, dental, life and disability income insurances.

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** For valuation assumptions on restricted stock units and stock option awards refer to note 9 to the Consolidated Financial Statements of the Annual Report on Form 10-K for fiscal year 2014. The disclosed amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2014 in accordance with FASB ASC Topic 718 and thus may include amounts from awards granted in and prior to fiscal year 2014.

The Company’s Plan includes several available forms of stock compensation of which incentive stock options, non-qualified stock options and restricted stock awards have been granted to date. Most awards granted under the Plan vest ratably over two to four years and generally have three-year to ten-year contract lives. The initial assumed forfeiture rate used in calculating the fair value of option grants with both performance and service conditions was 20% for 2014 and 2013. The forfeiture rate for restricted stock units was 0% for 2014 and 2013. The volatility rate is based on historical trends in common stock closing prices and the expected term was determined based primarily on interest rates for constant maturities. The Company used the Black-Scholes-Merton pricing model. The amounts reflect the dollar amount recognized for financial statement reporting purposes for fiscal year ended June 30, 2014 in accordance with ASC Topic 718 and thus may include amounts from awards granted in and prior to fiscal year 2014. The assumptions used were:

	Year ended	Year ended
	June 30, 2014	June 30, 2013
Expected volatility	105% - 123%	110% - 120%
Weighted average expected volatility	105% - 123%	110% - 120%
Dividend yields	0%	0%
Risk-free interest rate	1.60% - 2.81%	0.67% - 1.72%
Expected term, in years	3 - 7	3 - 7

Narrative Discussion of Summary Compensation Table of Executive Officers

The following is a narrative discussion of the material information which we believe is necessary to understand the information disclosed in the foregoing Summary Compensation Table. The following narrative disclosure is separated into sections, with a separate section for each of our named executive officers. Each named executive officer receives a base salary, and is eligible for an incentive bonus based on attaining certain goals and long-term equity incentive awards, which are designed to reward executive officers for achieving strategic milestones, as well as for retaining executive officers and other key employees.

The goals set for the fiscal year 2014 and 2013 incentive bonus plans were not met, so no bonus payments were made to the executive officers. The Compensation Committee did award discretionary stock options to the executive officers for fiscal year 2013 and 2014.

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J. James Gaynor

Cash Compensation (Base Salary).

Mr. Gaynor earned total cash compensation for his services to the Company in fiscal year 2014 in the amount of $279,038. This represents his annual base salary for fiscal year 2014. The base salary paid to Mr. Gaynor for fiscal year 2014 constituted approximately 88% of the total compensation paid to Mr. Gaynor as set forth in the “Total” column in the Summary Compensation Table.

Stock Option Awards.

On February 4, 2010, Mr. Gaynor was granted an option to purchase 50,000 shares, all of which are now vested. Based on the vesting schedule of the option, we recognized $17,762 of compensation expense for fiscal year 2013 and $10,363 in fiscal year 2014.

On November 3, 2010, Mr. Gaynor was granted an option to purchase 25,000 shares, all of which are now vested. Based on the vesting schedule of the option, we recognized $8,388 of compensation expense for fiscal year 2013 and $8,388 for fiscal year 2014. We expect to recognize compensation expense of approximately $2,797 in fiscal year 2015 under ASC Topic 718, Stock Compensation.

On October 27, 2011, Mr. Gaynor was granted an option to purchase 40,000 shares. One-fourth of the option shares vests on each of the first, second, third and fourth anniversaries of the grant date. Based on the vesting schedule of the option, we recognized $6,992 of compensation expense for fiscal year 2013 and $6,992 for fiscal year 2014. We expect to recognize compensation expense of approximately $6,992 in fiscal year 2015 and $1,747 in fiscal year 2016 under ASC Topic 718, Stock Compensation.

On October 25, 2012, Mr. Gaynor was granted an option to purchase 40,000 shares. One-fourth of the option shares vests on each of the first, second, third and fourth anniversaries of the grant date. Based on the vesting schedule of the option, we recognized $3,565 of compensation expense for fiscal year 2013 and $4,752 in fiscal year 2014. We expect to recognize compensation expense of approximately $4,752 in each of fiscal year 2015 and fiscal year 2016 and $1,188 in fiscal year 2017 under ASC Topic 718, Stock Compensation.

On January 31, 2013, Mr. Gaynor was granted an option to purchase 13,000 shares. One-fourth of the option shares vests on each of the first, second, third and fourth anniversaries of the grant date. Based on the vesting schedule of the options, we recognized $678 of compensation expense for fiscal year 2013 and $1,355 in fiscal year 2014. We expect to recognize compensation expense of approximately $1,355 in each of fiscal year 2015 and fiscal year 2016 and $677 in fiscal year 2017 under ASC Topic 718, Stock Compensation.

On October 31, 2013, Mr. Gaynor was granted an option to purchase 50,000 shares. One-fourth of the option shares vests on each of the first, second, third and fourth anniversaries of the grant date. Based on the vesting schedule of the options, we recognized $6,580 of compensation expense for fiscal year 2014. We expect to recognize compensation expense of approximately $8,772 in each of fiscal year 2015, fiscal year 2016 and fiscal year 2017 and $2,192 in fiscal year 2018 under ASC Topic 718, Stock Compensation.

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All Other Compensation.

Mr. Gaynor is eligible to participate in COBRA health insurance and in any other benefits generally available to our employees. He received “other compensation” for these benefits generally available to all of our employees, including insurance payments for health insurance, dental insurance, life insurance, short term disability and long term disability premiums.

Change of Control Agreement.

Mr. Gaynor is eligible to receive twenty-four months compensation in the event of a change-of-control. For additional details, please see the section titled “Potential Payments Upon Termination or Change-of-Control”.

Dorothy Cipolla

Cash Compensation (Base Salary).

Ms. Cipolla earned total cash compensation for her services to the Company in fiscal 2014 in the amount of $190,769. This represents her annual base salary for fiscal year 2014. The base salary paid to Ms. Cipolla for fiscal year 2014 constituted approximately 94% of the total compensation paid to Ms. Cipolla as set forth in the “Total” column in the Summary Compensation Table.

Stock Option Awards.

On February 4, 2010, Ms. Cipolla was granted an option to purchase 10,000 shares, of which all are now vested. Based on the vesting schedule of the option, the Company recognized compensation expense of $3,553 in fiscal year 2013 and approximately $2,072 in fiscal year 2014.

On November 3, 2010, Ms. Cipolla was granted an option to purchase 9,000 shares, of which all are now vested. Based on the vesting schedule of the option, the Company recognized compensation expense of $3,020 in both fiscal year 2013 and fiscal year 2014 and expects to recognize compensation expense of approximately $1,007 in fiscal year 2015 under ASC Topic 718, Stock Compensation.

On October 27, 2011, Ms. Cipolla was granted an option to purchase 12,500 shares. One-fourth of the option shares vests on each of the first, second, third and fourth anniversaries of the grant date. Based on the vesting schedule of the option, the Company recognized compensation expense of $2,185 in both fiscal year 2013 and fiscal year 2014 and expects to recognize compensation expense of approximately $2,185 in fiscal year 2015 and $545 in fiscal year 2016 under ASC Topic 718, Stock Compensation.

On October 25, 2012, Ms. Cipolla was granted an option to purchase 12,500 shares. One-fourth of the option shares vests on each of the first, second, third and fourth anniversaries of the grant date. Based on the vesting schedule of the option, we recognized $1,114 of compensation expense for fiscal year 2013 and $1,485 in fiscal year 2014. We expect to recognize compensation expense of approximately $1,485 in each of fiscal year 2015 and fiscal year 2016 and $371 in fiscal year 2017 under ASC Topic 718, Stock Compensation.

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On January 31, 2013, Ms. Cipolla was granted an option to purchase 4,000 shares. One-fourth of the option shares vests on each of the first, second, third and fourth anniversaries of the grant date. Based on the vesting schedule of the option, we recognized $209 of compensation expense for fiscal year 2013 and $417 in fiscal year 2014. We expect to recognize compensation expense of approximately $417 in each of fiscal year 2015 and fiscal year 2016 and $208 in fiscal year 2017 under ASC Topic 718, Stock Compensation.

On October 31, 2013, Ms. Cipolla was granted an option to purchase 15,000 shares. One-fourth of the option shares vests on each of the first, second, third and fourth anniversaries of the grant date. Based on the vesting schedule of the option, we recognized $1,974 of compensation expense for fiscal year 2014. We expect to recognize compensation expense of approximately $2,632 in each of fiscal year 2015, fiscal year 2016 and fiscal year 2017 and $658 in fiscal year 2018 under ASC Topic 718, Stock Compensation.

All Other Compensation.

Ms. Cipolla is eligible to participate in COBRA health insurance and in any other benefits generally available to our employees. She received “other compensation” for these benefits generally available to all of our employees, including insurance payments for health insurance, life insurance, short term disability and long term disability premiums.

Change of Control Agreement.

Ms. Cipolla is eligible to receive three months compensation in the event of a change-of-control. For additional details, please see the section titled “Potential Payments Upon Termination or Change-of-Control”.

Alan Symmons

Cash Compensation (Base Salary).

Mr. Symmons earned total cash compensation for his services to the Company in fiscal year 2014 in the amount of $174,327. This represents his annual base salary for fiscal year 2014. The base salary paid to Mr. Symmons for fiscal year 2014 constituted approximately 94% of the total compensation paid to Mr. Symmons as set forth in the “Total” column in the Summary Compensation Table.

Stock Options Awards.

On February 4, 2010, Mr. Symmons was granted an option to purchase 10,000 shares, all of which are now vested. Based on the vesting schedule of the option, the Company recognized compensation expense of $3,553 in fiscal year 2013 and approximately $2,072 in fiscal year 2014.

On November 3, 2010, Mr. Symmons was granted an option to purchase 7,000 shares, all of which are now vested. Based on the vesting schedule of the option, the Company recognized compensation expense of $2,349 in both fiscal year 2013 and fiscal year 2014 and expects to recognize compensation expense of approximately $784 in fiscal year 2015 under ASC Topic 718, Stock Compensation.

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On October 27, 2011, Mr. Symmons was granted an option to purchase 12,500 shares. One-fourth of the option shares vests on each of the first, second, third and fourth anniversaries of the grant date. Based on the vesting schedule of the option, the Company recognized compensation expense of $2,185 in both fiscal year 2013 and fiscal year 2014 and expects to recognize compensation expense of approximately $2,185 in fiscal year 2015 and $545 in fiscal year 2016 under ASC Topic 718, Stock Compensation.

On October 25, 2012, Mr. Symmons was granted an option to purchase 12,500 shares. One-fourth of the option shares vests on each of the first, second, third and fourth anniversaries of the grant date. Based on the vesting schedule of the option, we recognized $1,114 of compensation expense for fiscal year 2013 and $1,485 in fiscal year 2014. We expect to recognize compensation expense of approximately $1,485 in each of fiscal year 2015 and fiscal year 2016 and $371 in fiscal year 2017 under ASC Topic 718, Stock Compensation.

On January 31, 2013, Mr. Symmons was granted an option to purchase 4,000 shares. One-fourth of the options shares vests on each of the first, second, third and fourth anniversaries of the grant date. Based on the vesting schedule of the option, we recognized $209 of compensation expense for fiscal year 2013 and $417 for fiscal year 2014. We expect to recognize compensation expense of approximately $417 in each of fiscal year 2015 and fiscal year 2016 and $208 in fiscal year 2017 under ASC Topic 718, Stock Compensation.

On October 31, 2013, Mr. Symmons was granted an option to purchase 15,000 shares. One-fourth of the options shares vests on each of the first, second, third and fourth anniversaries of the grant date. Based on the vesting schedule of the option, we recognized $1,974 of compensation expense for fiscal year 2014. We expect to recognize compensation expense of approximately $2,632 in each of fiscal year 2015, fiscal year 2016 and fiscal year 2017 and $658 in fiscal year 2018 under ASC Topic 718, Stock Compensation.

All Other Compensation.

Mr. Symmons is eligible to participate in COBRA health insurance and in any other benefits generally available to our employees. He received “other compensation” for these benefits generally available to all of our employees, including insurance payments for health insurance, life insurance, short term disability and long term disability premiums.

Change of Control Agreement.

Mr. Symmons is eligible to receive three months compensation in the event of a change-of-control. For additional details, please see below.

Potential Payments Upon Termination or Change-of-Control

The following table provides change-of-control payments due to the executive officers named in the Summary Compensation Table. These payments would be due to the executive officers in the event of a change-of-control.

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Amount of Payment Upon
Executive Officer	A Change of Control (1)
J. James Gaynor (2)	$ 560,000
Dorothy Cipolla (3)	$ 47,500
Alan Symmons (3)	$ 43,750

All unvested stock options for Mr. Gaynor immediately vests upon a change-of-control. If Mr. Gaynor is terminated without cause, he is entitled to three months paid COBRA benefits.

(1)	A change-of-control is defined as any of the following transactions occurring:
•	The dissolution or liquidation of the Company,
•	The stockholders of the Company approve an agreement providing for a sale, lease or other disposition of all or substantially all of the assets of the Company and the transactions contemplated by such agreement are consummated,
•	A merger or a consolidation in which the Company is not the surviving entity,
•	Any person acquires the beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, and
•	The individuals who, prior to the transaction, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at lease fifty percent (50%) of the Board, except that if the election of or nomination for election by the stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be deemed to be a member of the Incumbent Board.

Notwithstanding the foregoing, a public offering of the common stock of the Company shall not be considered a change-of-control.

(2) Payments made pursuant to a change-of-control to Mr. Gaynor would be paid in a lump sum and would only be paid out in the event Mr. Gaynor was no longer employed by the Company.

(3) Payments made pursuant to a change-of-control to Ms. Cipolla or Mr. Symmons would occur according to our normal payroll schedule and would only be paid out in the event they were no longer employed by the Company.

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Outstanding Equity Awards at Fiscal Year-End

	Option Awards
(a)	(b)	(c)	(e)		(f)
Name	Number of	Number of	Option	Vesting	Option
	Securities	Securities	Exercise	Schedule	Expiration
	Underlying	Underlying	Price ($)		Date
	Unexercised	Unexercised
	Options (#)	Options (#)
	Exercisable	Unexercisable
J. James Gaynor	15,000	—	$ 3.47	2 year cliff	7/24/2016
	20,000	—	$ 4.80	25%/yr for 4 yrs	10/27/2016
	15,000	—	$ 3.05	25%/yr for 4 yrs	11/6/2017
	30,000	—	$ 2.10	25%/yr for 4 yrs	1/31/2018
	50,000	—	$ 2.66	25%/yr for 4 yrs	2/4/2020
	18,750	6,250	$ 2.69	25%/yr for 4 yrs	11/3/2020
	20,000	20,000	$ 1.39	25%/yr for 4 yrs	10/27/2021
	10,000	30,000	$ 0.98	25%/yr for 4 yrs	10/25/2022
	3,250	9,750	$ 0.87	25%/yr for 4 yrs	1/31/2023
	—	50,000	$ 1.41	25%/yr for 4 yrs	10/31/2023
Dorothy Cipolla	15,000	—	$ 4.53	2 year cliff	2/28/2016
	20,000	—	$ 4.80	25%/yr for 4 yrs	10/27/2016
	10,000	—	$ 3.05	25%/yr for 4 yrs	11/6/2017
	10,000	—	$ 2.66	25%/yr for 4 yrs	2/4/2020
	6,750	2,250	$ 2.69	25%/yr for 4 yrs	11/3/2020
	6,250	6,250	$ 1.39	25%/yr for 4 yrs	10/27/2021
	3,125	9,375	$ 0.98	25%/yr for 4 yrs	10/25/2022
	1,000	3,000	$ 0.87	25%/yr for 4 yrs	1/31/2023
	—	15,000	$ 1.41	25%/yr for 4 yrs	10/31/2023
Alan Symmons	5,000	—	$ 5.24	4 year cliff	10/18/2016
	5,000	—	$ 3.27	25%/yr for 4 yrs	12/3/2017
	10,000	—	$ 2.66	25%/yr for 4 yrs	2/4/2020
	5,250	1,750	$ 2.69	25%/yr for 4 yrs	11/3/2020
	6,250	6,250	$ 1.39	25%/yr for 4 yrs	10/27/2021
	3,125	9,375	$ 0.98	25%/yr for 4 yrs	10/25/2022
	1,000	3,000	$ 0.87	25%/yr for 4 yrs	1/31/2023
	—	15,000	$ 1.41	25%/yr for 4 yrs	10/31/2023

The stock options are issued pursuant to the Plan and have a ten year life. The awards will terminate 90 days after termination of employment.

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DIRECTOR COMPENSATION

Director Compensation

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on its Board of Directors. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board.

Cash Compensation Paid to Board Members

During fiscal year 2014, directors received a monthly retainer of $2,500. There are no meeting attendance fees paid unless, by action of the Board of Directors, such fees are deemed advisable due to a special project or other effort requiring extra-normal commitment of time and effort. Additionally, the following fees are paid to the Chairman of the Board and Committee Chairmen on a quarterly basis for their responsibilities overseeing their respective functions:

Amount
Chairman of the Board	$15,000
Audit Committee Chairman	$2,000
Compensation Committee Chairman	$1,000
Finance Committee Chairman	$1,000

Directors who are employees of the Company receive no compensation for their service as directors.

Director Summary Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended June 30, 2014.

Name (1)	Fees Earned or	Stock	Total
	Paid in Cash	Awards	($)
	($)(2)	($)(3)
(a)	(b)	(c)	(h)
Robert Ripp	$ 88,500	$ 41,976	$ 130,476
Sohail Khan	$ 28,500	$ 41,976	$ 70,476
Dr. Steven Brueck	$ 28,500	$ 41,976	$ 70,476
Louis Leeburg	$ 36,500	$ 41,976	$ 78,476
M. Scott Faris	$ 28,500	$ 29,002	$ 57,502

(1)

J. James Gaynor, the Company’s President and Chief Executive Officer during fiscal year 2014, is not included in this table as he was an employee of the Company and thus received no compensation for his services as director. The compensation received by Mr. Gaynor as an employee of the Company is shown in the Summary Compensation Table on page 24.

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(2)	Total fees earned for fiscal 2014, includes all fees earned, including earned but unpaid fees. The amounts of unpaid fees for each director are as follows: Mr. Ripp - $22,500, Mr. Leeburg - $9,500, Dr. Brueck - $7,500, Mr. Khan - $7,500 and Mr. Faris - $7,500.

(3)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2014 in accordance with ASC Topic 718 and thus may include amounts from awards granted in and prior to 2014.

Stock Option/Restricted Stock Program

All directors are eligible to receive equity incentives under the Plan, including stock options, restricted stock awards or units. In fiscal year 2014, the following directors received grants under the Plan:

	Restricted Stock Units
Name of Director	Number of Units Granted	Grant Date	Fair Value Price Per Share
Dr. Steven Brueck	35,460	10/31/2013	$1.41
Sohail Khan	35,460	10/31/2013	$1.41
Louis Leeburg	35,460	10/31/2013	$1.41
Robert Ripp	35,460	10/31/2013	$1.41
M. Scott Faris	35,460	10/31/2013	$1.41
	177,300

Narrative Disclosure of Summary Compensation Table of Directors

The following is a narrative discussion of the material information which we believe is necessary to understand the information disclosed in the previous tables. The following narrative disclosure is separated into sections, with a separate section for each of our directors, expect for Mr. Gaynor.

Robert Ripp

Cash Compensation (Base Fees and Position Fees).

Mr. Ripp earned total cash compensation for his services to the Company in fiscal year 2014 in the amount of $88,500 of which $22,500 was due in accounts payable at year end. This represents his retainer and chairman fees for fiscal year 2014. The base fees to Mr. Ripp for fiscal year 2014 constituted approximately 68% of the total fees paid to Mr. Ripp as set forth in the “Total” column in the Summary Compensation Table.

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Long-Term Equity Incentive Awards.

On February 4, 2010, Mr. Ripp was granted a restricted stock unit for 15,000 shares, all of which are now vested. Based on the vesting schedule of the stock, the Company recognized compensation expense of $5,807 in fiscal year 2013 in accordance with ASC Topic 718, Stock Compensation.

On November 3, 2010, Mr. Ripp was granted a restricted stock unit for 15,000 shares, all of which are now vested. Based on the vesting schedule of the stock, the Company recognized compensation expense of $13,450 in fiscal year 2013 and $4,487 in fiscal year 2014 in accordance with ASC Topic 718, Stock Compensation.

On October 27, 2011, Mr. Ripp was granted a restricted stock unit for 29,000 shares, all of which are now vested. Based on the vesting schedule of the stock, the Company recognized compensation expense of $13,437 in both fiscal year 2013 and fiscal year 2014 and expects to recognize $3,358 in fiscal year 2015 in accordance with ASC Topic 718, Stock Compensation.

On January 31, 2013, Mr. Ripp was granted a restricted stock unit for 40,000 shares. One-third of the shares vests on each of the first, second and third anniversaries of the grant date. Based on the vesting schedule of the stock, the Company recognized compensation expense of $5,767 in fiscal year 2013 and $11,533 in fiscal year 2014 and expects to recognize $11,533 in fiscal year 2015 and $5,766 in fiscal year 2016 in accordance with ASC Topic 718, Stock Compensation.

On October 31, 2013, Mr. Ripp was granted a restricted stock unit for 35,460 shares. One-third of the shares vests on each of the first, second and third anniversaries of the grant date. Based on the vesting schedule of the stock, the Company recognized compensation expense of $12,519 in fiscal year 2014 and expects to recognize $16,296 in fiscal year 2015 and fiscal year 2016 and $4,173 in fiscal year 2017 in accordance with ASC Topic 718, Stock Compensation.

Sohail Khan

Cash Compensation (Base Fees and Position Fees).

Mr. Khan earned total cash compensation for his services to the Company in fiscal year 2014 in the amount of $28,500 of which $7,500 was due in accounts payable at year end. This represents his retainer for fiscal year 2014. The base fees to Mr. Khan for fiscal year 2014 constituted approximately 40% of the total fees paid to Mr. Khan as set forth in the “Total” column in the Summary Compensation Table.

Long-Term Equity Incentive Awards.

On February 4, 2010, Mr. Khan was granted a restricted stock unit for 15,000 shares, all of which are now vested. Based on the vesting schedule of the stock, the Company recognized compensation expense of $5,807 in fiscal year 2013 in accordance with ASC Topic 718, Stock Compensation.

On November 3, 2010, Mr. Khan was granted a restricted stock unit for 15,000 shares, all of which are now vested. Based on the vesting schedule of the stock, the Company recognized compensation expense of $13,450 in fiscal year 2013 and $4,487 in fiscal year 2014 in accordance with ASC Topic 718, Stock Compensation.

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On October 27, 2011, Mr. Khan was granted a restricted stock unit for 29,000 shares, all of which are now vested. Based on the vesting schedule of the stock, the Company recognized compensation expense of $13,437 in both fiscal year 2013 and fiscal year 2014 and expects to recognize $3,358 in fiscal year 2015 in accordance with ASC Topic 718, Stock Compensation.

On January 31, 2013, Mr. Khan was granted a restricted stock unit for 40,000 shares. One-third of the shares vests on each of the first, second and third anniversaries of the grant date. Based on the vesting schedule of the stock, the Company recognized compensation expense of $5,767 in fiscal year 2013 and $11,533 in fiscal year 2014 and expects to recognize $11,533 in fiscal year 2015 and $5,766 in fiscal year 2016 in accordance with ASC Topic 718, Stock Compensation.

On October 31, 2013, Mr. Khan was granted a restricted stock unit for 35,460 shares. One-third of the shares vests on each of the first, second and third anniversaries of the grant date. Based on the vesting schedule of the stock, the Company recognized compensation expense of $12,519 in fiscal year 2014 and expects to recognize $16,292 in fiscal year 2015 and fiscal year 2016 and $4,173 in fiscal year 2017 in accordance with ASC Topic 718, Stock Compensation.

Dr. Steven Brueck

Cash Compensation (Base Fees and Position Fees).

Dr. Brueck earned total cash compensation for his services to the Company in fiscal year 2014 in the amount of $28,500 of which $7,500 due in accounts payable at year end. This represents his retainer for fiscal year 2014. The base fees to Dr. Brueck for fiscal year 2014 constituted approximately 40% of the total fees paid to Dr. Brueck as set forth in the “Total” column in the Summary Compensation Table.

Long-Term Equity Incentive Awards.

On February 4, 2010, Dr. Brueck was granted a restricted stock unit for 15,000 shares, all of which are now vested. Based on the vesting schedule of the stock, the Company recognized compensation expense of $5,807 in fiscal year 2013 in accordance with ASC Topic 718, Stock Compensation.

On November 3, 2010, Dr. Brueck was granted a restricted stock unit for 15,000 shares, all of which are now vested. Based on the vesting schedule of the stock, the Company recognized compensation expense of $13,450 in fiscal year 2013 and $4,487 in fiscal year 2014 in accordance with ASC Topic 718, Stock Compensation.

On October 27, 2011, Dr. Brueck was granted a restricted stock unit for 29,000 shares, all of which are now vested. Based on the vesting schedule of the stock, the Company recognized compensation expense of $13,437 in both fiscal year 2013 and fiscal year 2014 and expects to recognize $3,358 in fiscal year 2015 in accordance with ASC Topic 718, Stock Compensation.

On January 31, 2013, Dr. Brueck was granted a restricted stock unit for 40,000 shares. One-third of the shares vests on each of the first, second and third anniversaries of the grant date. Based on the vesting schedule of the stock, the Company recognized compensation expense of $5,767 in fiscal year 2013 and $11,533 in fiscal year 2014 and expects to recognize $11,533 in fiscal year 2015 and $5,766 in fiscal year 2016 in accordance with ASC Topic 718, Stock Compensation.

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On October 31, 2013, Dr. Brueck was granted a restricted stock unit for 35,460 shares. One-third of the shares vests on each of the first, second and third anniversaries of the grant date. Based on the vesting schedule of the stock, the Company recognized compensation expense of $12,519 in fiscal year 2014 and expects to recognize $16,692 in fiscal year 2015 and fiscal year 2016 and $4,173 in fiscal year 2017 in accordance with ASC Topic 718, Stock Compensation.

Louis Leeburg

Cash Compensation (Base Fees and Position Fees).

Mr. Leeburg earned total cash compensation for his services to the Company in fiscal year 2014 in the amount of $36,500 of which $9,500 was due in accounts payable at year end. This represents his retainer and audit committee chair fee for fiscal year 2014. The base fees to Mr. Leeburg for fiscal year 2014 constituted approximately 47% of the total fees paid to Mr. Leeburg as set forth in the “Total” column in the Summary Compensation Table.

Long-Term Equity Incentive Awards.

On February 4, 2010, Mr. Leeburg was granted a restricted stock unit for 15,000 shares, all of which are now vested. Based on the vesting schedule of the stock, the Company recognized compensation expense of $5,807 in fiscal year 2013 in accordance with ASC Topic 718, Stock Compensation.

On November 3, 2010, Mr. Leeburg was granted a restricted stock unit for 15,000 shares, all of which are now vested. Based on the vesting schedule of the stock, the Company recognized compensation expense of $13,450 in fiscal year 2013 and $4,487 in fiscal year 2014 in accordance with ASC Topic 718, Stock Compensation.

On October 27, 2011, Mr. Leeburg was granted a restricted stock unit for 29,000 shares, all of which are now vested. Based on the vesting schedule of the stock, the Company recognized compensation expense of $13,437 in both fiscal year 2013 and fiscal year 2014 and expects to recognize $3,358 in fiscal year 2015 in accordance with ASC Topic 718, Stock Compensation.

On January 31, 2013, Mr. Leeburg was granted a restricted stock unit for 40,000 shares. One-third of the shares vests on each of the first, second and third anniversaries of the grant date. Based on the vesting schedule of the stock, the Company recognized compensation expense of $5,767 in fiscal year 2013 and $11,533 in fiscal year 2014 and expects to recognize $11,533 in fiscal year 2015 and $5,766 in fiscal year 2016 in accordance with ASC Topic 718, Stock Compensation.

On October 31, 2013, Mr. Leeburg was granted a restricted stock unit for 35,460 shares. One-third of the shares vests on each of the first, second and third anniversaries of the grant date. Based on the vesting schedule of the stock, the Company recognized compensation expense of $12,519 in fiscal year 2014 and expects to recognize $16,692 in fiscal year 2015 and fiscal year 2016 and $4,173 in fiscal year 2017 in accordance with ASC Topic 718, Stock Compensation.

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M. Scott Faris

Cash Compensation (Base Fees and Position Fees).

Mr. Faris earned total cash compensation for his services to the Company in fiscal year 2014 in the amount of $28,500 of which $7,500 was due in accounts payable at year end. This represents his retainer for fiscal year 2014. The base fees to Mr. Faris for fiscal year 2014 constituted approximately 50% of the total fees paid to Mr. Faris as set forth in the “Total” column in the Summary Compensation Table.

Long-Term Equity Incentive Awards.

On December 23, 2011, Mr. Faris was granted a restricted stock unit for 15,000 shares. One-third of the shares vests on each of the first, second and third anniversaries of the grant date. Based on the vesting schedule of the stock, the Company recognized compensation expense of $4,950 in both fiscal year 2013 and in fiscal year 2014 and expects to recognize $2,061 in fiscal year 2015 in accordance with ASC Topic 718, Stock Compensation.

On January 31, 2013, Mr. Faris was granted a restricted stock unit for 40,000 shares. One-third of the shares vests on each of the first, second and third anniversaries of the grant date. Based on the vesting schedule of the stock, the Company recognized compensation expense of $5,767 in fiscal year 2013 and $11,533 in fiscal year 2014 and expects to recognize $11,533 in fiscal year 2015 and $5,766 in fiscal year 2016 in accordance with ASC Topic 718, Stock Compensation.

On October 31, 2013, Mr. Faris was granted a restricted stock unit for 35,460 shares. One-third of the shares vests on each of the first, second and third anniversaries of the grant date. Based on the vesting schedule of the stock, the Company recognized compensation expense of $12,519 in fiscal year 2014 and expects to recognize $16,692 in fiscal year 2015 and fiscal year 2016 and $4,173 in fiscal year 2017 in accordance with ASC Topic 718, Stock Compensation.

Equity Compensation Plan Information

The following table sets forth as of June 30, 2014, the end of the Company’s most recent fiscal year, information regarding (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise and grant price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	2,715,625	$0.98	566,103
Equity compensation plans not approved by security holders	—	—	—

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ITEM NO. 2

APPROVAL OF THE ADOPTION OF THE ESPP, AS SUCCESSOR TO THE 2004 ESPP

You are being asked to approve the ESPP, as successor to the Company’s 2004 ESPP. The Board of Directors believes that the ESPP will benefit the Company and its stockholders by providing eligible employees of the Company and its subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and its subsidiaries, and to provide an incentive for continued employment. The Board of Directors has adopted and approved the ESPP, subject to stockholder approval.

Summary of the ESPP

 General. The purpose of the ESPP is to provide eligible employees of the Company and its designated subsidiaries with the opportunity to purchase shares of the Company’s common stock through accumulated payroll deductions. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code and will be administered in a manner consistent with the requirements of that section of the Internal Revenue Code.

Authorized Shares. A total of 400,000 shares of common stock are authorized for issuance under the ESPP, subject to appropriate adjustments (including to each outstanding purchase right) in the event of any stock split, stock dividend, or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of any consideration by the Company.

Administration. The ESPP will be administered by the Compensation Committee of the Board of Directors. The ESPP confers on the Compensation Committee express powers and authority, including the authority to designate subsidiaries to participate in the ESPP and to establish the price for the shares of common stock offered under the ESPP. Subject to the provisions of the ESPP and the limitations of Section 423 of the Internal Revenue Code, all questions of interpretation or application of the ESPP will be determined by the Compensation Committee and its decisions will be treated as final and binding upon all participants. The Board of Directors may itself take action under the ESPP in its discretion.

Eligibility. All employees of the Company (or of any designated subsidiary) are eligible to participate in the ESPP, except employees who are not employed by the Company (or a designated subsidiary) prior to the beginning of the relevant offering period, whose customary employment is for twenty (20) hours or less per week, whose customary employment is for not more than five (5) months in any calendar year, or who owns stock or holds employee stock options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries, or would, as a result of participating in the ESPP, own stock or hold employee stock options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. At December 6, 2014, the date the final offering period ended, fifty-six (56) employees were eligible to participate in the 2004 ESPP, and of that number, seven (7) employees participated in the 2004 ESPP, contributing $7,554, in the aggregate, to the 2004 ESPP during the offering period ending on December 6, 2014. One of the participants in the 2004 ESPP was Alan Symmons, the Company’s Vice President of Engineering, who contributed $741 to the 2004 ESPP during the final offering period. The other participants are non-executive employees of the Company.

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Offerings. The ESPP establishes offering periods with a duration of six months, commencing on January 1 and July 1 each year, with the exception of the first offering period, which will commence on February 1, 2015 and end on June 30, 2015. Shares are purchased on the last business day of each offering period (“purchase date”). The Committee may establish a different duration for any offering or different commencement or ending dates for any offering.

Participation in the ESPP. Participation in an offering under the ESPP is limited to eligible employees who enroll in the ESPP prior to the relevant offering period. An employee who becomes a participant in the ESPP will automatically participate in each successive offering until the employee withdraws (or is deemed to withdraw) from the ESPP, terminates employment or otherwise becomes ineligible to participate.

Purchase Price. The per share purchase price for any offering period is equal to ninety percent (90%) of the fair market value of a share of common stock on the purchase date of the applicable offering period; provided, however, that the Committee may, in its sole discretion, set a new purchase price per share for subsequent offering periods subject to compliance with Section 423 of the Internal Revenue Code, but in no event can the purchase price per share be less than eight-five percent (85%) of the fair market value of a share of common stock on the purchase date of any offering period. The fair market value will generally be the closing sales price per share as reported on the NCM.

Payment of Purchase Price. The purchase price for each share is accumulated by regular payroll deductions made during the offering period. Participants may authorize the Company to withhold up to fifteen percent (15%) of their compensation (or such lower limit set by the Compensation Committee). The number of whole shares of the Company’s common stock purchasable by a participant is determined by dividing the balance of payroll deductions authorized and credited to the participant’s recordkeeping account on the purchase date of the offering period by the purchase price per share. However, no participant may purchase shares of common stock under the ESPP or any other employee stock purchase plan of the Company or any subsidiary having a value exceeding $25,000 (based on the fair market value of the Company’s common stock on the first business day of the offering period in which the shares are purchased) for each calendar year in which the employee participates in the ESPP. No participant may purchase more than 4,000 shares of common stock in any 6-month offering period or 8,000 shares of common stock in any 12- month offering period, unless such maximums are changed by the Compensation Committee.

Cessation of Payroll Deductions or Termination of Purchase Rights. A participant’s payroll deduction percentage may (effective as of the next payroll period) be reduced during an offering period only to zero, and the payroll deductions credited to participant’s account will, at participant’s election, be refunded or applied to the purchase of shares of common stock on the next scheduled purchase date. The cessation of payroll deductions for such participant will remain in effect for successive offering periods, unless the participant files a new enrollment agreement for a subsequent offering period. Alternatively, a participant may withdraw from the ESPP at any time during an offering period. Upon withdrawal, the participant’s accumulated payroll deductions will be refunded, without interest. Once a participant withdraws from an offering, the participant may not resume participation during the same offering period, but may reenroll in a subsequent offering period. Termination of a participant’s employment with the Company or a designated subsidiary for any reason whatsoever, immediately terminates the participant’s purchase right for the offering period then in progress and the participant’s participation in the ESPP.

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 Change in Control. In the event of (i) a merger or consolidation in which the Company is not the surviving entity, (ii) a merger in which the Company is the surviving entity but after which the stockholders of the Company immediately prior to such merger cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company, or (iv) the acquisition, sale or transfer of more than fifty percent (50%) of the outstanding shares of the Company by tender offer or similar transaction, the offering period with respect to which the outstanding options relate will be shortened by setting a new purchase date to occur within ten (10) business days prior to the proposed corporate transaction. In the event a proposed dissolution or liquidation of the Company, the offering period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee (including a determination that the ESPP be terminated as of a fixed date and each participant be given the right to purchase shares of common stock prior to such termination).

Termination or Amendment. The ESPP will terminate upon the earlier of (i) January 30, 2025, assuming approval of the ESPP, (ii) termination of the ESPP by the Board of Directors, (iii) issuance of all of the shares of common stock reserved for issuance under the ESPP, or (iv) at the Committee’s discretion, termination of the ESPP in connection with the dissolution or liquidation of the Company. The Board of Directors may amend, terminate or extend the term of the ESPP at any time, except that the approval of the Company’s stockholders is required within twelve (12) months of the adoption of any amendment which would increase the number of shares that may be issued under the ESPP, change the designation of the employees eligible for participation in the ESPP or extend the term of the ESPP.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended as a general guide as to the U.S. federal income tax consequences of participation in the ESPP and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the ESPP or purchasing shares under the ESPP. However, after a participant purchases shares under the ESPP, the participant will share in the Company’s earnings through any dividends distributed with respect to such purchased shares. The value of such dividends is taxable to the participant.

The tax consequences of a disposition of shares acquired under the ESPP vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two (2) years after the first business day of the offering period or within one (1) year after the purchase date on which the shares are acquired (a “disqualifying disposition”), the participant recognizes ordinary income in the calendar year of disposition in an amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price paid for those shares. Any difference between the sale price of the shares and the fair market value of the shares on the purchase date will be capital gain or loss.

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If the participant disposes of shares at least two (2) years after the first business day of the offering period and at least one (1) year after the purchase date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price paid for those shares, or (ii) the difference between the fair market value of the shares on the first business day of the offering period and the purchase price (determined as if the purchase right were exercised on the first business day of the offering period). Any additional gain or loss recognized by the participant on the disposition of the shares will be a long-term capital gain or loss.

If the participant still owns the shares at the time of his or her death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price, or (ii) the difference between the fair market value of the shares on the first business day of the offering period and the purchase price (determined as if the purchase right was exercised on the first business day of the offering period) is recognized as ordinary income in the year of the participant’s death.

If the participant disposes of the shares in a disqualifying disposition, the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

 THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PROPOSAL TO
APPROVE THE ADOPTION OF THE ESPP, AS SUCCESSOR TO THE COMPANY'S 2004 ESPP

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ITEM NO. 3

APPROVAL OF THE AMENDMENT TO THE PLAN TO INCREASE THE SHARES AVAILABLE FOR FUTURE GRANTS UNDER THE PLAN BY 1,200,000 SHARES

The Plan currently has authorized for issuance 2,715,625 shares of Class A common stock of which 267,103 shares remain available for future grants as of December 15, 2014. Our Board of Directors desire to amend the Plan to increase the shares authorized for issuance by 1,200,000 shares to a total of 3,915,625 shares.

Our Board of Directors believes that the approval of the amendment to the Plan is in the best interests of our Company and stockholders, because the availability of an adequate number of shares reserved for issuance under the Plan is an important factor in attracting, motivating and retaining qualified individuals essential to our success.

Reasons for the Amendment

The Plan was approved by the Company’s stockholders at the Company’s Annual Meeting on October 15, 2002. At that time, the Plan combined two previously outstanding incentive plans and provided that the maximum number of shares of common stock which could be issued pursuant to the Plan, subject to certain adjustments, was 3,725,000 shares. In March 2003, the Company affected a 1-for-8 reverse stock split which reduced the maximum number of shares issuable under the Plan to 465,625. The Plan has been amended from time to time to increase the total number of shares authorized for issuance. As of December 15, 2014, 267,103 shares of common stock remain available for future issuance. The remaining shares available for future awards under the Plan are insufficient to meet the Company’s long-term incentive needs. The amendment would allow for 1,200,000 additional shares to be made available for awards under the Plan.

Key Data

On an aggregate basis, the Plan represents all equity incentive compensation activities of the Company since its incorporation. A summary of that activity, encompassing the approximately 22 year period from the Company’s incorporation in 1992 to December 2014 is as follows:

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			“Overhang”
			percent as of
	Shares	Shares	December 15, 2014*

USE OF STOCK IN THE PLAN
Shares granted and issued since 1992		649,064	—
Shares outstanding at December 15, 2014:
Options - exercise prices over $6 per share		-	—
Options - exercise prices under $6 per share	724,158
Restricted Stock	1,075,300	1,799,458	12.6%

Shares remaining available in Plan at December 15, 2014		267,103	1.9%

Total, December 15, 2014		2,715,625	—

Proposed additional shares		1,200,000	8.4%

Pro-forma total, January 30, 2015 Sum of "Overhang"		3,915,625	22.8%

*Overhang is calculated for purposes of this presentation as the number of shares of the type that are issued but subject to continued restriction (Restricted Stock), issuable upon exercise (options with exercise prices under $6.00 per share), or potentially issuable in the future under either restricted stock or option agreements divided by the 14,304,283 shares of Common Stock outstanding at December 15, 2014. Note that the Company has no stock options outstanding with exercise prices greater than $6.00 per share.

Because incentive awards granted under the Plan are generally discretionary the table below sets forth information pertaining to stock options and shares of restricted stock that were granted in fiscal 2014 pursuant to the Plan to the persons or groups named below:

	Total Number	Dollar Value	Total Number	Dollar Value
	of	of	of Shares of	of Shares of
Name and Position	Stock Options	Stock Options	Resticted Stock	Resticted Stock

J. James Gaynor	50,000	$70,500	—	$—
President & CEO
Dorothy Cipolla	15,000	$21,150	—	$—
CFO, Secretary & Treasurer
Alan Symmons	15,000	$21,150	—	$—
VP of Engineering
All current executive officers as a group	80,000	$112,800	—	$—

All current non-employee directors as a group	—	$—	177,300	$249,993

All employees except for executive officeers	3,000	$4,140	—	$—
as a group

The additional 1,200,000 shares to be reserved for issuance under the Plan pursuant to this amendment is currently expected to be adequate for grants and awards for approximately four (4) years based on a projection for both directors’ compensation (approximately 840,000 shares) and employee and executive officer compensation (approximately 320,000 shares). Based on such projection, the shares of common stock that might be granted during such period would total approximately 8.1% of outstanding shares. Not all shares granted actually become issued shares of common stock.

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The Board believes that, to attract, motivate and retain qualified officers, directors and employees, to incentivize such persons to attain the Company’s long-term goal of increasing stockholder value, and to continue to promote the well-being of the Company, it is in the best interests of the Company and its stockholders to provide officers, directors and employees of the Company, through the granting of equity incentive awards, the opportunity to participate in the appreciation in value, if any, of the Company’s common stock. The future success of the Company will be based on a combination of dedicated and competent management working alongside skilled and experienced electo-optic engineers and production personnel. The Board believes that the additional 1,200,000 shares to be reserved for issuance under the Plan will ensure the Company’s ability to retain and have access to qualified individuals.

Description Of The Plan And The Proposed Amendment

The following summary of certain features of the Plan is qualified in its entirety by reference to the full text of the Plan, which was filed as an exhibit to our proxy statement filed with the SEC on September 12, 2002. Amendments No. 1 and No. 2 to the Plan were filed on Form S-8 on February 12, 2009. Amendment No. 3 to the Plan was approved by our shareholders on November 1, 2007 and was filed as Appendix A to our proxy statement filed with the SEC on December 10, 2012. Amendments No. 4 and No. 5 were filed as Appendix B and C, respectively, to our proxy statement filed with the Securities and Exchange Commission on December 10, 2012. Amendment No. 6 to the Plan is attached to the Proxy Statement as Appendix B.

In General

Under the terms of the Plan, employees and officers of the Company and any subsidiary are eligible to receive incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code, stock appreciation rights and/or performance bonuses of cash or stock. In addition, employees and officers of the Company and any subsidiary, and directors of the Company, are eligible to receive options that do not qualify as Incentive Options (“Nonqualified Options”) and/or restricted stock or unit awards pursuant to the terms of the Plan. Generally, no consideration is received by the Company upon the grant of any options or awards; however, the Company will receive consideration upon the exercise of any options. To date, the only forms of awards under the Plan have been Incentive Options, Nonqualified Options and restricted stock awards. The Plan is administered by the Board or a committee appointed by the Board (the “Omnibus Committee” – which is currently the Compensation Committee). As of December 15, 2014, approximately 66 employees and five directors were eligible to participate in the Plan; however, awards may be granted only to such officers, directors and employees of the Company as the Omnibus Committee selects from time to time in its sole discretion.

The Plan currently provides that the maximum number of shares of common stock issuable under the Plan is 2,715,625 and as of December 15, 2014, there were only 267,103 shares remaining available for grant to persons participating in the Plan. The proposed amendment would increase the number of shares of common stock reserved for issuance under the Plan to a total of 3,915,625 shares, thereby providing an aggregate of 1,467,103 shares available for future grants to persons participating in the Plan.

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Incentive Options are generally exercisable for a period of up to ten years from the grant date and the exercise price may not be less than the fair market value of the common stock on the grant date. The fair market value of a share of common stock was $1.09 as of December 15, 2014.

Options (whether Incentive Options or Nonqualified Options) granted under the Plan generally may be exercised only while the recipient is employed or retained by the Company or within three months after the date of termination of employment. However, if termination is due to death or permanent disability of the option holder, the option may be exercised within one year of the date of termination. To exercise an award, the option holder’s payment may be made by cash or by any other means approved by the Board of Directors or the Omnibus Committee.

Under the terms of the Plan, an option holder has none of the rights of a stockholder with respect to the shares issuable upon the exercise of the option or satisfaction of conditions for the award, until such shares are issued. No adjustment may be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in the Plan. During the lifetime of the recipient, an award is exercisable only by the option holder. No option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

Restricted stock may also be awarded under the Plan. Under the Plan, a restricted stock award or unit is a grant of stock of the Company that is subject to certain restrictions that the Company places on such stock. Typically, the restricted stock is subject to forfeiture by the recipient, which gradually decreases in amount over a certain period of time. Generally any “unvested” shares at the time of termination or resignation of the recipient are forfeited unless modified by the Board of Directors. Any “unvested” shares of restricted stock issued to directors will immediately vest upon their termination from the Board. Other restrictions may be placed on the stock, including, but not limited to, Section 16 of the Exchange Act and other transfer restrictions subsequent to vesting and after issuance.

Federal Income Tax Consequences

Nonqualified Stock Options. Generally, no income is recognized when a nonqualified stock option is granted to the option holder. Generally, upon the exercise of a nonqualified stock option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the option holder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

Incentive Stock Options. Generally, no regular taxable income is recognized upon the exercise of an incentive option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an incentive option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the “Holding Periods”). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss.

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Restricted Stock. In the case of a restricted stock award, the excess of the fair market value of the underlying shares of the restricted stock award over the amount paid for the restricted stock award will be taxed as ordinary income to the recipient in the first taxable year in which the underlying common shares are no longer subject to vesting or similar types of forfeiture restrictions. Alternatively, with respect to an individual who files a timely election under Section 83(b) of the Internal Revenue Code, such excess will instead be taxed as ordinary income upon the effectiveness of the grant of such restricted stock award notwithstanding any vesting or similar types of forfeiture restrictions. The income realized by the recipient is generally treated as wages and will be subject to withholding taxes even though no cash is paid to the recipient by us. In the case of restricted stock units, the election under Section 83(b) of the Internal Revenue Code is not available and the holder may elect to defer receipt of the stock, and thus taxation thereon, when the vesting occurs. When a holder so elects deferral, the holder must remain at risk that the property (stock) may never be delivered to him due to adverse developments.

The Company Deduction. The Company is entitled to a tax deduction in connection with the exercise of a nonqualified stock option equal to the ordinary income recognized by the option holder. The Company is also entitled to a tax deduction in connection with the vesting of restricted stock or, earlier in the case of the grantee making an election pursuant to Section 83(b) of the Internal Revenue Code (in both cases, conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

Holding Periods. Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting gain or loss will be short-term in character. In the case of restricted stock units, the holding period does not begin until the holder elects to receive the stock and be subject to the recognition of income subject to taxation at ordinary income rates.

Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the Omnibus Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the plan, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF THE

AMENDMENT TO THE PLAN TO INCREASE THE SHARES AVAILABLE FOR FUTURE

ISSUANCE UNDER THE PLAN BY 1,200,000 SHARES.

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ITEM NO. 4

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REMOVE THE LIMITATION ON THE MAXIMUM SIZE OF THE BOARD OF DIRECTORS

You are being asked to approve an amendment to the Certificate of Incorporation to remove the limitation on the maximum size of the Board of Directors contained in Article FOURTEENTH. Article FOURTEENTH currently reads as follows:

“(a) The number of directors constituting the entire Board shall be not less than three nor more than seven as fixed from time to time by vote of a majority of the entire Board; provided, however, that the number of directors shall not be reduced as to shorten the term of any director at the time in office.”

The Board recommends that Article FOURTEENTH of the Certificate of Incorporation be amended to read as follows:

“(a) The number of directors shall be fixed from time to time by vote of a majority of the entire Board; provided, however, that the number of directors shall not be reduced as to shorten the term of any director at the time in office and in no event shall there be less than three directors.”

At its meeting held on October 30, 2014, the Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s stockholders as the Annual Meeting. The Board of Directors has determined that this amendment is in the best interest of the Company and its stockholders and recommends approval by the stockholders.

Material Differences Between Current and Proposed Provision

Under the proposed amendment to Article FOURTEENTH of our Certificate of Incorporation, we are removing the maximum size of the Board of Directors. By removing the limit of seven directors, the Board of Directors would have the discretion to set the number of directors from time to time at greater than seven directors.

Purpose of Amendment

The Board of Director believes that it is in the best interest of the Company to grant the Board of Directors the discretion to determine our board size The Board of Directors based this decision on the need to have flexibility to have the ability to have more than seven directors should the occasion arise to add additional directors that the Board determines would add to the diversity of the Board or have specific skill sets that would enhance the Board.

If the Company’s stockholders approve the removal of the maximum size of the Board of Directors, the Board of Directors will have authority to file with the Secretary of State of Delaware an amendment to the Company’s Certificate of Incorporation to update Article FOURTEENTH. Upon approval and following such filing with the Secretary of State of the State of Delaware, the amendment will become effective on the date it is filed.

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Neither Delaware law, the Company’s Certificate of Incorporation, nor the Company’s By-laws provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

The amendment proposed by the Company to Article FOURTEENTH of the Certificate of Incorporation is attached to this proxy statement as Appendix C. If this Item 4 is approved, the Certificate of Incorporation will be amended accordingly and a Certificate of Amendment as set forth on Appendix C will be filed with the Secretary of State of the State of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSAL TO

APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
REMOVE THE LIMITATION ON THE MAXIMUM SIZE OF THE BOARD OF DIRECTORS

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ITEM NO. 5

RATIFICATION OF INDEPENDENT AUDITOR

It is the responsibility of the Audit Committee to select and retain independent auditors. Our Audit Committee has appointed Cross Fernandez & Riley LLP (“CFR”) as our independent auditor for the Company’s fiscal year ending June 30, 2015. Although stockholder ratification of the Audit Committee’s selection of independent auditors is not required by our By-laws or otherwise, we are submitting the selection of CFR to stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent auditors for the Company.

Representatives of CFR will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

The following table presents fees paid or to be paid for professional audit services rendered by CFR for the audit of the Company’s annual financial statements during the years ended June 30, 2014 and 2013, and fees billed for other services rendered by CFR:

	Fiscal 2014	Fiscal 2013
Audit Fees (1)	112,500	118,650
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total All Fees	$112,500	$118,650

(1)	Audit Fees consisted of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports, and review of other documents filed with the SEC within those fiscal years.

The Audit Committee has adopted policies and procedures to oversee the external audit process including engagement letters, estimated fees and solely pre-approving all permitted audit and non-audit work performed by CFR. The Audit Committee has pre-approved all fees for audit and non-audit work performed.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR"

THE RATIFICATION OF CFR AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2015

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OTHER BUSINESS

The Board of Directors is not aware of any other business to be considered or acted upon at the Annual Meeting of stockholders other than that for which notice is provided in this proxy statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2014 ANNUAL REPORT ON FORM 10-K

Copies of the Company’s Annual Report for 2014, which contains the Company’s Form 10-K for the fiscal year ended June 30, 2014, and consolidated financial statements, as filed with the SEC, have been included in this mailing. Additional copies may be obtained without charge to stockholders upon written request to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of this document, the Form 10-K and all other documents filed electronically by the Company may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

J. James Gaynor
President & Chief Executive Officer
Orlando, Florida
December 19, 2014

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Appendix A

LIGHTPATH TECHNOLOGIES, INC.
EMPLOYEE STOCK PURCHASE PLAN

(effective as of January 30, 2015)

1. Purpose. The purpose of the LightPath Technologies, Inc. Employee Stock Purchase Plan (“Plan”) is to provide eligible employees of LightPath Technologies, Inc., a Delaware corporation (“Company”) and certain Designated Subsidiaries (as hereinafter defined) with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and its Subsidiaries (as hereinafter defined), and to provide an incentive for continued employment. For purposes of this Plan, a “Subsidiary” shall mean a “subsidiary corporation” of the Company whether now or subsequently established, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (“Code”). The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code, and this Plan shall be so construed, although the Company makes no undertaking or representation to maintain such qualification.

2. Shares Subject to this Plan. Subject to adjustment pursuant to Section 13(a), the maximum number of shares of the Company’s Common Stock Class A (“Common Stock”) that will be made available for purchase under this Plan will be four hundred thousand shares (400,000). The shares of Common Stock reserved for issuance pursuant to this Plan shall be authorized but unissued shares of Common Stock.

3. Administration. This Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, or such other committee as may be designated by the Board of Directors of the Company to administer this Plan (the applicable committee, “Committee”). Notwithstanding any such delegation of authority, the Board of Directors of the Company (“Board”) may itself take any action under this Plan in its discretion at any time, and any reference in this Plan to the rights and obligations of the Committee shall be construed to apply equally to the Board. Any references to the Board mean only the Board. Subject to applicable law, the Committee may delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject to such terms and limitations as the Committee shall determine (and references in this Plan to the Committee shall thereafter be to the Committee or subcommittee). In addition to other express powers and authorizations conferred on the Committee by this Plan, the Committee shall have the full power and authority to designate from time to time which Subsidiaries shall be eligible to participate in this Plan (a “Designated Subsidiary”). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee in good faith and its decisions shall be final and binding upon all persons. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

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4. Eligibility. All employees of the Company or of a Designated Subsidiary are eligible to participate in Offering Periods (as hereinafter defined) under this Plan except the following:

(a) employees who are not employed by the Company or a Designated Subsidiary prior to the beginning of such Offering Period or prior to such other time period (not more than twelve (12) months prior to the beginning of such Offering Period) as specified by the Committee;

(b) employees whose customary employment with the Company or a Designated Subsidiary is for twenty (20) hours or less per week;

(c) employees whose customary employment with the Company or a Designated Subsidiary is for not more than five (5) months in any calendar year; and

(d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold employee stock options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or would, as a result of a purchase under this Plan with respect to such Offering Period, own stock or hold employee stock options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

5. Offering Dates. The offering periods of this Plan (each, an “Offering Period,” and collectively, “Offering Periods”) shall be of six (6) months duration commencing on January 1 and July 1 of each year and respectively ending on June 30 and December 31 of each year, with the exception of the first Offering Period, which shall be of five (5) months duration commencing on February 1, 2015 and ending on June 30, 2015. During an Offering Period payroll deductions of the participants are accumulated under this Plan. The first business day of an Offering Period is referred to as the “Offering Date”. The last business day of an Offering Period is referred to as the “Purchase Date”. The Committee shall have the power to change the Offering Dates, the Purchase Dates and the duration of Offering Periods without stockholder approval if such change is announced prior to the relevant Offering Period or prior to such other time period as specified by the Committee. No Offering Period may have a duration exceeding one year beginning with the Offering Date.

6. Participation in this Plan. Employees who meet the requirements set forth in Section 4 for eligibility to participate in this Plan may become participants in Offering Periods on an Offering Date by completing the prescribed enrollment agreement and delivering such form to the Company (or by following such other enrollment process prescribed by the Committee) prior to such Offering Period, or such other time period as specified by the Committee. An eligible employee who does not deliver an enrollment agreement to the Company after becoming eligible to participate in an Offering Period shall not participate in that Offering Period or any subsequent Offering Period until such time when the employee enrolls in this Plan by filing an enrollment agreement with the Company prior to the Offering Period to which it relates, or such other time period as specified by the Committee. Once an eligible employee becomes a participant in an Offering Period by properly filing an enrollment agreement, such employee will participate in the first Offering Period following the submission of the enrollment agreement and shall be automatically re-enrolled in all subsequent Offering Periods unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below or is otherwise ineligible to participate in this Plan. Such participant is not required to file any additional enrollment agreement in order to continue participation in this Plan. Notwithstanding the foregoing, the Committee may require current participants to file a new enrollment agreement at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

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7. Purchase Price. The purchase price per share at which a share of Common Stock will be sold shall be ninety percent (90%) of the fair market value (as hereinafter defined) of a share of Common Stock on the Purchase Date of the applicable Offering Period; provided, however, that the Committee may, in its sole discretion, set a new purchase price per share for subsequent Offering Periods subject to compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or securities exchange or market system rule), but in no event shall the purchase price per share be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the Purchase Date of any Offering Period.

The term “fair market value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is listed on any established stock exchange or national market system, including, without limitation, the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, the closing sales price for such stock as quoted on such exchange or system on the date of determination (or the closing bid, if no sales were reported) as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) if such Common Stock not listed on an established stock exchange or national market system, but the Common Stock is regularly quoted by a recognized securities dealer, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as is deemed authoritative by the Committee at that time; or

(d) in the absence of an established market for the Common Stock, then the price so reasonably determined by the Committee in good faith as the fair market value on any particular date.

8. Payment Of Purchase Price; Changes In Payroll Deductions; Issuance Of Shares.

(a) On each Offering Date, each participant in this Plan shall automatically be granted a right to purchase as many whole shares of Common Stock as the participant will be able to purchase with the payroll deductions authorized and credited to the participant’s account during the applicable Offering Period (such right shall also be referred to as an “option”); provided that such purchase shall be subject to the limitations set forth in Sections 2 and 9. Each participant’s enrollment agreement shall contain a payroll deduction authorization pursuant to which the participant shall elect to have a designated percentage of his or her eligible compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) (or such lower limit set by the Committee from Offering Period to Offering Period) deducted during the Offering Period as further provided in this Section 8(a). Eligible compensation shall mean all W-2 cash compensation, including, but not limited to, base salary, wages, commissions, overtime, shift premiums, bonuses and incentive compensation, plus draws against commissions, provided, however, that for purposes of determining a participant’s compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code, or similar provisions hereinafter introduced by legislation, shall be treated as if the participant did not make such election. Payroll deductions for a participant with respect to an Offering Period shall commence on the first payday of the Offering Period occurring on or after the Offering Date and shall continue to the last payday of the Offering Period occurring on or before the Purchase Date, unless sooner altered or terminated as provided in this Plan.

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(b) A participant may reduce his or her payroll deduction percentage during an Offering Period from the enrollment percentage only to zero (0) by filing with the Company a request for cessation of payroll deductions. A reduction to zero shall be effective beginning with the next payroll period after the Company’s receipt of the request and no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions credited to the participant’s account prior to the effective date of the request shall be electively returned to the participant or used to purchase shares of Common Stock of the Company in accordance with Section (d) below. A participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero (0), and any such payroll deduction change shall remain in effect for successive Offering Periods, unless the participant files a new enrollment agreement for a subsequent Offering Period, the participant elects to withdraw from this Plan in accordance with Section 10, or the participant is withdrawn from this Plan in accordance with Section 11 or is otherwise ineligible to participate in this Plan. A participant may only increase his or her rate of payroll deductions to be effective for the next Offering Period by completing and filing a new enrollment agreement authorizing the payroll deductions.

(c) All payroll deductions made for a participant are credited to a recordkeeping account for such participant under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. A participant shall be a general creditor of the Company with regard to such deductions until the conclusion of the Purchase Date.

(d) On each Purchase Date with respect to an Offering Period under this Plan, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form in accordance with Section 10 before that date which notifies the Company that the participant wishes to withdraw from that Offering Period and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant and provided further that the participant has not requested all payroll deductions accumulated in the participant’s account be electively returned pursuant to Section 8(b) above, the Company shall cause the amount credited to each participant’s account to be applied to purchase as many whole shares of Common Stock pursuant to the participant’s option as possible at the purchase price per share specified in Section 7, provided that such purchase shall be subject to the limitations set forth in Sections 2 and 9. No fractional shares of Common Stock shall be purchased; any amounts remaining credited to a participant’s account, which are not sufficient to purchase a full share of Common Stock, shall be retained in the participant’s account and rolled forward to the next Offering Period. If on the Purchase Date the amount credited to a participant’s account exceeds the Maximum Share Amount (as hereinafter defined), the amount in excess of the Maximum Share Amount shall be returned in full to the participant, without interest, in accordance with Section 9(d). No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

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(e) As soon as reasonably practicable after each Purchase Date on which a purchase of shares of Common Stock occurs, the Company shall arrange the delivery to each participant of the shares of Common Stock purchased pursuant to his or her option in a form determined by the Committee, in its sole discretion, and pursuant to rules established by the Committee. The Company may permit or require that shares of Common Stock be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares of Common be retained with such broker or agent for a designated period of time and/or establish other procedures to permit tracking of disqualifying dispositions of such shares of Common Stock.

9. Limitations on Shares to be Purchased.

(a) No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with participant’s rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value of such stock, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the participant participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

(b)  Subject to any adjustment pursuant to Section 13, no more than 8,000 shares of Common Stock may be purchased by a participant on any single Purchase Date within an Offering Period of twelve months or 4,000 shares of Common Stock within an Offering Period of six months (hereinafter the “Maximum Share Amount”); provided, however, that the Committee may, in its sole discretion, set a new maximum number of shares of Common Stock that may be purchased by any participant at any single Purchase Date, which shall then be the Maximum Share Amount for subsequent Offering Periods. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period for which it is to be effective. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

(c) If the number of shares of Common Stock to be purchased on a Purchase Date by all participants participating in this Plan exceeds the number of shares of Common Stock then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares of Common Stock under this Plan in as uniform and equitable a manner as is reasonably practicable, as determined in the Committee’s sole discretion. In such event, the Company shall give written notice to each affected participant of the reduction of the number of shares of Common Stock to be purchased under the participant’s option.

(d) Any payroll deductions accumulated in a participant’s account which are not used to purchase shares of Common Stock due to the limitations in this Section 9 shall be returned in full to the participant as soon as practicable after the end of the applicable Offering Period, without interest.

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(f) During a participant’s lifetime, his or her option to purchase shares of Common Stock hereunder is exercisable only by him or her. A participant will not have any rights as a stockholder with respect to any shares of Common Stock subject to the participant’s option until the shares of Common Stock are purchased in accordance with Section 8(d) above and such shares of Common Stock are delivered in accordance with Section 8(e).

10. Withdrawal.

(a) A participant may withdraw from an Offering Period after the applicable Offering Date by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time prior to the end of the Purchase Date of the Offering Period, or prior to such other date specified by the Committee.

(b) Upon withdrawal from this Plan, the participant’s option for such Offering Period will automatically be terminated, and the accumulated payroll deductions credited to the participant’s account shall be returned to the withdrawn participant, without interest, and his or her participation in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, such participant may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new enrollment form for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

11. Termination of Employment. Termination of a participant’s employment with the Company or a Designated Subsidiary for any reason whatsoever, including but not limited to retirement or death, or the failure of a participant to remain an eligible employee of the Company or of a Designated Subsidiary, immediately terminates the participant’s option for the Offering Period then in progress and his or her participation in this Plan. In such event, the payroll deductions credited to the participant’s account will be returned, without interest, to the participant or, in the case of his or her death, as provided in Section 21. For purposes of this Section 11, a participant will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Designated Subsidiary in the case of sick leave, military leave, or any other bona fide leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

12. Return of Payroll Deductions. In the event a participant’s participation in this Plan is terminated by withdrawal, ineligibility, termination of employment or otherwise, the Company shall deliver to the participant all payroll deductions credited to such participant’s account as soon as practicable thereafter. No interest shall accrue on the payroll deductions credited to a participant’s account under this Plan.

13. Capital Changes.

(a) Subject to any required action by the stockholders of the Company, the number and type of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been purchased (collectively, the “Reserves”), and the Maximum Share Amount, shall be appropriately and proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. It is intended that, if possible, any adjustments contemplated by this Section 13(a) be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code and Section 409A of the Code and the regulations thereunder) and accounting (so as to not trigger any accounting adjustments to earnings) requirements.

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(b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in its sole discretion, declare that this Plan shall terminate as of a date fixed by the Committee and give each participant the right to purchase shares of Common Stock prior to such termination. In such event, the Committee shall notify each participant in writing or electronically prior to the new Purchase Date, that the final Offering Period has been shortened by setting an earlier Purchase Date and that as many whole shares of Common Stock subject to the participant’s option shall be automatically purchased on the new Purchase Date at the applicable purchase price per share with the accumulated payroll deductions from his or her account, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10, and provided that such purchase shall be subject to the limitations set forth in Sections 2 and 9.

(c) In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, then the Offering Period with respect to which the outstanding options relate shall be shortened by setting a new Purchase Date (and such new Purchase Date shall occur within ten (10) business days prior to the proposed corporate transaction), and all the amounts credited to the participants’ accounts shall be used to automatically purchase on the new Purchase Date as many whole shares of Common Stock as possible at the purchase price per share, and provided that such purchase shall be subject to the limitations set forth in Sections 2 and 9.

(d) The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

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14. Nonassignability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the purchase (or receipt) of shares of Common Stock under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 21 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 10.

15. Reports. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive as soon as practicable after the Purchase Date a report of his or her account setting forth the total payroll deductions accumulated prior to the Purchase Date, the number of shares of Common Stock purchased, the per share price thereof and the remaining cash balance, if any, being refunded or carried forward to the next Offering Period. The report required by this Section 15 may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.

16. Notice of Disposition. Each participant shall notify the Company in writing if the participant disposes of any of the shares of Common Stock purchased in any Offering Period pursuant to this Plan if such disposition occurs prior to the expiration of the holding periods set forth in Section 423(a) of the Code. The Company may, at any time during the holding periods, place a legend or legends on any certificate representing shares of Common Stock acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares of Common Stock. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

17. No Rights to Continued Employment. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee’s employment at any time, with or without cause.

18. Equal Rights And Privileges. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board of the Company, be reformed to comply with the requirements of Section 423. This Section 18 shall take precedence over all other provisions in this Plan.

19. Notices. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

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20. Term; Stockholder Approval. The effective date of this Plan is January 30, 2015 (the “Effective Date”), conditioned upon approval of this Plan by stockholders at the annual meeting of stockholders of the Company held on such date as provided in Section 423(b)(2) of the Code and the regulations thereunder. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, (c) ten (10) years from the Effective Date, or (d) termination of this Plan pursuant to Section 13.

21. Designation of Beneficiary.

(a) A participant may file, but is not required to file, a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant’s account under this Plan in the event such participant’s death occurs after a Purchase Date but prior to delivery to the participant of such shares of Common Stock and cash. In addition, a participant may file a designation of a beneficiary who is to receive any cash from the participant’s account under this Plan in the event such participant’s death occurs prior to a Purchase Date.

(b) Such designation of beneficiary may be changed by the participant at any time by notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant.

(c) All beneficiary designations shall be in such form and manner as the Committee may designate from time to time.

22. Conditions Upon Issuance of Shares; Limitation on Sale of Shares. Shares shall not be issued with respect to an option unless the purchase of the shares of Common Stock subject to such option and the issuance and delivery of such shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

23. Applicable Law. This Plan shall be governed by, and construed in accordance with, the substantive laws of the State of Florida without giving effect to the conflict of law principles thereof.

24. Amendment or Termination of this Plan. The Board may at any time amend, suspend or terminate this Plan or any part thereof, except that any such termination cannot adversely affect any then outstanding options granted under this Plan other than to advance the final Purchase Date under any Offering Period or to comply with any applicable law, regulation or rule, nor may any amendment adversely affect any then outstanding options granted under this Plan unless necessary or desirable to comply with any applicable law, regulation or rule, nor may any amendment be made without approval of the stockholders of the Company as obtained in accordance with Section 423(b)(2) of the Code and the regulations thereunder if such approval is required by applicable laws or without regard to whether approval is so required, if such amendment would:

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(a) increase the number of shares of Common Stock available for issuance under this Plan; or

(b) expand the class of employees eligible for participation in this Plan; or

(c) extend the term of this Plan.

Notwithstanding the foregoing, the Board may make such amendments to this Plan (including, without limitation, termination of this Plan and any Offering Period) as the Board determines to be advisable, if the continuation of this Plan or any Offering Period would result in financial accounting treatment, in accordance with Generally Accepted Accounting Principles in the United States of America (US GAAP), for this Plan that is different from the US GAAP financial accounting treatment in effect on the date this Plan is adopted by the Board.

25. Section 409A of the Code. This Plan is designed to qualify as an employee stock purchase plan under Section 423 of the Code (although the Company makes no undertaking or representation to achieve or maintain such qualification), and if this Plan so qualifies, this Plan is exempt from the application of Section 409A of the Code and any ambiguities herein will be interpreted to so be exempt from Section 409A of the Code. In furtherance of the foregoing and notwithstanding any provision in this Plan to the contrary, if the Committee determines that an option granted under this Plan may be subject to Section 409A of the Code or that any provision in this Plan would cause an option under this Plan to be subject to Section 409A of the Code, the Committee may amend the terms of this Plan and/or of an outstanding option granted under this Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the participant’s consent, to exempt any outstanding option or future option that may be granted under this Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a participant or any other person if the option to purchase shares of Common Stock under this Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representation that the option to purchase shares of Common Stock under this Plan is compliant with Section 409A of the Code.

Adopted by the Board of Directors of LightPath Technologies, Inc. on December 3, 2014

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LightPath Technologies, Inc.

Employee Stock Purchase Plan (“ESPP”)

Enrollment/Change Form

Section 1:
Actions

Check Desired Action:	and Complete Sections:
Enroll in the ESPP	2 + 3 + 4 + 7
Change Contribution Percentage	2 + 4 + 7
Discontinue Contributions	2 + 5 + 7
Complete Withdrawal	2 + 6 + 7

Section 2:
Personal Data

Name:

Home Address:

Social Security No.:

Section 3:
Enroll

I hereby elect to participate in the ESPP, effective at the beginning of the next Offering Period. I elect to purchase shares of the Common Stock of LightPath Technologies, Inc. (the “Company”) pursuant to this Enrollment/Change Form and the ESPP. I understand that the stock certificate(s) for the shares purchased on my behalf will be issued in my name delivered to me. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of my shares purchased under the ESPP.

My participation will continue as long as I remain eligible pursuant to the ESPP, unless I withdraw from the ESPP by filing a new Enrollment/Change Form with the Company.

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The Company may, in its discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established or maintained by the Company or another third party designated by the Company.

Section 4:
Elect Contribution Percentage

I hereby authorize payroll deductions (a “contribution”) from each paycheck in the amount of ______% of my compensation (as defined in the ESPP) on each payday in accordance with the ESPP for as long as I continue to participate in the ESPP. I understand that any accumulated payroll deductions will be applied to automatically exercise my option and purchase shares of the Company’s Common Stock pursuant to the ESPP. The percentage must be a multiple of 1%, up to a maximum of 15%.

Note: I understand that my contribution percentage above may be changed only once within an offering period to either zero (Section 5 below) or to completely withdraw (Section 6 below). Any change will become effective as soon as reasonably practicable after the form is received by the Company.

Section 5:
Discontinue Contributions

I hereby elect to stop my contributions under the ESPP (a reduction to zero), effective beginning with the next payroll period after the Company’s receipt of the request. The contributions that I have made to date during the offering period then in progress should be applied as follows (initial as appropriate):

Purchase shares of the Company’s Common Stock at the end of the period. _______

Refund all contributions to me in cash, without interest. _______

I understand that I cannot resume contributions unless I file a new Enrollment / Change Form for a subsequent offering period.

Section 6:

Complete Withdrawal

I hereby elect to completely withdraw from the offering period, effective as soon as reasonably practicable after this form is received by the Company. I understand that my option for the offering period then in progress will automatically be terminated, and all my accumulated contributions under the ESPP will be refunded to me in cash, without interest, and my participation in the ESPP will terminate.

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I understand that I cannot resume participation in the ESPP during the same offering period, but I may participate in any offering period under the Plan which starts on a date after my withdrawal by filing a new Enrollment/Change Form.

Section 7:
Acknowledgment and Signature

I acknowledge that I have received a copy of the ESPP. I have read the ESPP and this Enrollment/Change Form and hereby agree to be bound by the terms of the ESPP. I understand that my participation in the ESPP will remain in effect throughout successive offering periods unless affirmatively terminated by me. I further understand that the effectiveness of this Enrollment/Change Form is dependent upon my eligibility to participate in the ESPP.

Signature:	Date:

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Appendix B

PROPOSED AMENDMENT NO. 6 TO THE

AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.

OMNIBUS INCENTIVE PLAN

January 29, 2014

The Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan (the “Plan”) is hereby amended by increasing the “Plan Maximum,” as defined in Section 6 of the Plan, from 2,715,625 shares of Class A Common Stock to 3,915,625 shares of Class A Common Stock, subject to adjustment as provided in Section 15 of the Plan. This Amendment No. 6 to the Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan was adopted by the Board of Directors on October 30, 2014, and approved by the stockholders of LightPath Technologies, Inc. on and effective as of January 29, 2015.

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Appendix C

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF LIGHTPATH TECHNOLOGIES, INC.

LightPath Technologies, Inc., a Delaware corporation, (the “Company”) hereby certifies that:

1. The Certificate of Incorporation is amended by replacing paragraph (a) of Article FOURTEENTH in its entirety with the following:

“(a) The number of directors shall be fixed from time to time by vote of a majority of the entire Board; provided, however, that the number of directors shall not be reduced as to shorten the term of any director at the time in office and in no event shall there be less than three directors.”

2. The Certificate of Amendment has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), including approval by the stockholders of the corporation upon notice in accordance with Section 222 of the DGCL, at the annual meeting of stockholders of the Company held on January 29, 2015.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed by its duly authorized officer this ___ day of January, 2015.

LIGHTPATH TECHNOLOGIES INC.

By:
J. James Gaynor, President and Chief Executive Officer

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PROXY

ANNUAL MEETING OF STOCKHOLDERS

LIGHTPATH TECHNOLOGIES, INC.

January 29, 2015

This Proxy is solicited and proposed by the Board of Directors of LightPath Technologies, Inc.,

which recommends that you vote FOR Items 1, 2, 3, 4 and 5.

The undersigned hereby appoints Robert Ripp (the “Proxy”), with power of substitution, to vote on the following matters, which may properly come before the Annual Meeting of Stockholders of LightPath Technologies, Inc. to be held on January 29, 2015, or any adjournment or postponement thereof. The Proxy shall cast votes according to the number of shares of common stock of the Company which the undersigned may be entitled to vote with respect to the matters set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said Proxy may lawfully do by virtue hereof and thereof.

(1)	Item No. 1: To approve the election of a Class III Director. The nominee is: For Withhold Louis Leeburg ☐ ☐

(2) (3) (4)

Item No. 2: To approve the adoption of the 2014 Employee Stock Purchase Plan, as successor to the 2004 Employee Stock Purchase Plan.

☐    FOR                     ☐    AGAINST ☐    ABSTAIN

Item No. 3: To approve the amendment to the Amended and Restated Omnibus Incentive Plan to increase the shares available for future grants under the plan by 1,200,000 shares.

☐    FOR                    ☐    AGAINST ☐    ABSTAIN

Item No. 4: To approve the amendment to the Certificate of Incorporation to remove the limitation on the size of our Board of Directors.

☐    FOR                     ☐    AGAINST ☐    ABSTAIN

(5)	Item No. 5: To ratify the selection of Cross, Fernandez & Riley LLP as independent auditors. ☐ FOR ☐ AGAINST ☐ ABSTAIN

In his/her discretion, the proxy is authorized to vote on such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

☐	If you plan to attend the Annual Meeting, please check here

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR ALL ITEMS UNDER ITEM NOS. 1, 2, 3, 4 and 5.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and the Proxy Statement dated December 19, 2014 and a copy of the Company’s Annual Report on Form 10-K.

___________________________________________ ____	Date: _______________

___________________________________________ ____	Date: _______________

Signatures of Stockholder(s)

NOTE: Signature should agree with name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED POSTAGE PAID ENVELOPE THANK YOU